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                                               Security Trust Deed

                               PERPETUAL TRUSTEES VICTORIA LIMITED

                                 PERPETUAL TRUSTEE COMPANY LIMITED

                   INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED

                                              THE BANK OF NEW YORK



                                       Interstar Millennium Trusts

                         Interstar Millennium Series 2003-5G Trust



                                            ALLENS ARTHUR ROBINSON
                                                 The Chifley Tower
                                                  2 Chifley Square
                                                 Sydney  NSW  2000
                                                         Australia
                                              Tel  61  2 9230 4000
                                              Fax  61  2 9230 5333



                         (C) Copyright Allens Arthur Robinson 2003


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SECURITY TRUST DEED                                                             [Allens Arthur Robinson Logo]

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

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                                    1
         1.1      Definitions                                                                              1
         1.2      Definitions in Master Trust Deed and Series Notice and Transaction Document amendments   5
         1.3      Interpretation                                                                           5
         1.4      Determination, statement and certificate sufficient evidence                             6
         1.5      Document or agreement                                                                    6
         1.6      Rights and obligations of Mortgagees                                                     6
         1.7      Transaction Document                                                                     7
         1.8      Chargor as trustee                                                                       7
         1.9      Knowledge of the Chargor                                                                 7
         1.10     Knowledge of Security Trustee                                                            7
         1.11     Knowledge of Note Trustee                                                                7

2.       APPOINTMENT OF SECURITY TRUSTEE                                                                   7
         2.1      The Security Trustee                                                                     7
         2.2      Resolution of Conflicts                                                                  8
         2.3      Duration of Trust                                                                        8

3.       CHARGE                                                                                            9
         3.1      Charge                                                                                   9
         3.2      Security                                                                                 9
         3.3      Prospective liability                                                                    9

4.       NATURE OF CHARGE                                                                                  9
         4.1      Priority                                                                                 9
         4.2      Nature of Charge                                                                         9
         4.3      Dealing with Mortgaged Property                                                          9
         4.4      Crystallisation                                                                         10
         4.5      De-crystallisation                                                                      11

5.       COVENANTS AND WARRANTIES                                                                         11
         5.1      Covenant                                                                                11
         5.2      Negative Covenants                                                                      11
         5.3      Warranty                                                                                12
         5.4      Trust Manager's Undertakings                                                            13

6.       FURTHER ASSURANCES                                                                               13
         6.1      Further assurances                                                                      13

7.       NOTE TRUSTEE                                                                                     13
         7.1      Capacity                                                                                13
         7.2      Exercise of rights                                                                      13
         7.3      Instructions or directions                                                              14
         7.4      Payments                                                                                14
         7.5      Notices                                                                                 14

8.       EVENTS OF DEFAULT                                                                                14
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         8.1      Events of Default                                                                       14
         8.2      Rights of the Security Trustee upon Event of Default                                    16
         8.3      Notify Events of Default                                                                16
9.       ENFORCEMENT                                                                                      17
         9.1      Power to enforce                                                                        17
         9.2      No obligation to enforce                                                                17
         9.3      Obligation to convene meeting                                                           17
         9.4      Security Trustee to act in Accordance with Directions                                   17
         9.5      Security Trustee must receive Indemnity                                                 18
         9.6      Limitation on rights of Mortgagees                                                      18
         9.7      Immaterial waivers                                                                      19
         9.8      Acts pursuant to Resolutions                                                            19
         9.9      Overriding Provision                                                                    19

10.      APPOINTMENT OF RECEIVER                                                                          20
         10.1     Appointment                                                                             20
         10.2     Agent of Chargor                                                                        20
         10.3     Receiver's powers                                                                       20
         10.4     Receiver appointed after commencement of winding up                                     23
         10.5     Powers exercisable by the Security Trustee                                              23
         10.6     Withdrawal                                                                              23

11.      REMUNERATION OF SECURITY TRUSTEE                                                                 23
         11.1     Costs                                                                                   23
         11.2     Fee                                                                                     23
         11.3     Cessation of Fee                                                                        24

12.      POWER OF ATTORNEY                                                                                24

13.      COMPLETION OF BLANK SECURITIES                                                                   24

14.      PERFORMANCE OF CHARGOR'S OBLIGATIONS                                                             24

15.      STATUTORY POWERS                                                                                 25
         15.1     Powers in augmentation                                                                  25
         15.2     Notice not required                                                                     25

16.      APPLICATION OF MONEYS RECEIVED                                                                   25
         16.1     Priorities                                                                              25
         16.2     Moneys actually received                                                                26
         16.3     Amounts contingently due                                                                27
         16.4     Notice of subsequent Security Interests                                                 27
         16.5     Satisfaction of debts                                                                   27
         16.6     Proportionate Sharing                                                                   27

17.      OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY                                                 28

18.      PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY                                                  28

19.      PROTECTION OF THIRD PARTIES                                                                      29
         19.1     No enquiry                                                                              29
         19.2     Receipt                                                                                 29
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SECURITY TRUST DEED                                                             [Allens Arthur Robinson Logo]

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20.      EXPENSES, INDEMNITY                                                                              30
         20.1     Expenses                                                                                30
         20.2     Indemnity                                                                               30

21.      CURRENCY INDEMNITY                                                                               30

22.      STAMP DUTIES                                                                                     31

23.      INTEREST ON OVERDUE AMOUNTS                                                                      31
         23.1     Accrual                                                                                 31
         23.2     Payment                                                                                 31
         23.3     Rate                                                                                    31

24.      CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC.                                                 32

25.      SURVIVAL OF REPRESENTATIONS                                                                      32

26.      INDEMNITY AND REIMBURSEMENT OBLIGATIONS                                                          32

27.      CONTINUING SECURITY                                                                              32

28.      OTHER SECURITIES                                                                                 32

29.      DISCHARGE OF THE CHARGE                                                                          33
         29.1     Release                                                                                 33
         29.2     Contingent Liabilities                                                                  33
         29.3     Charge reinstated                                                                       33

30.      AMENDMENT                                                                                        33
         30.1     Approval of Trust Manager                                                               33
         30.2     Extraordinary Resolution of Voting Mortgagees                                           34
         30.3     Distribution of Amendments                                                              34

31.      LIABILITY                                                                                        34
         31.1     Liability of Chargor limited to its right of indemnity                                  34
         31.2     Unrestricted remedies                                                                   34
         31.3     Restricted remedies                                                                     35
         31.4     Liability of Security Trustee limited to its right of indemnity                         35
         31.5     Advice from Professional Advisers                                                       35

32.      WAIVERS, REMEDIES CUMULATIVE                                                                     36

33.      CONSENTS AND OPINION                                                                             36

34.      SEVERABILITY OF PROVISIONS                                                                       36

35.      MORATORIUM LEGISLATION                                                                           36

36.      ASSIGNMENTS                                                                                      37

37.      NOTICES                                                                                          37

38.      RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE                                                   38
         38.1     Instructions; extent of discretion                                                      38
         38.2     No obligation to investigate authority                                                  38
         38.3     Delegation                                                                              38
         38.4     Reliance on documents and experts                                                       39
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SECURITY TRUST DEED                                                             [Allens Arthur Robinson Logo]

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         38.5     Notice of transfer                                                                      39
         38.6     Notice of default                                                                       39
         38.7     Security Trustee as Mortgagee                                                           39
         38.8     Indemnity to Security Trustee                                                           40
         38.9     Independent investigation                                                               40
         38.10    No monitoring                                                                           40
         38.11    Information                                                                             40
         38.12    Conflicts                                                                               41
         38.13    No Liability                                                                            41

39.      RETIREMENT AND REMOVAL OF SECURITY TRUSTEE                                                       41
         39.1     Retirement                                                                              41
         39.2     Removal                                                                                 42
         39.3     Replacement                                                                             42

40.      MEETINGS OF MORTGAGEES                                                                           43
         40.1     Limitation on Security Trustee's Powers                                                 43
         40.2     Convening of Meetings                                                                   43
         40.3     Notice of Meetings                                                                      44
         40.4     Chairman                                                                                44
         40.5     Quorum                                                                                  45
         40.6     Adjournment                                                                             45
         40.7     Voting Procedure                                                                        45
         40.8     Right to attend and speak                                                               46
         40.9     Appointment of Proxies                                                                  47
         40.10    Corporate Representatives                                                               47
         40.11    Rights of Representatives                                                               47
         40.12    Extraordinary Resolutions                                                               48
         40.13    Extraordinary Resolution binding on Mortgagees                                          49
         40.14    Minutes and Records                                                                     49
         40.15    Written Resolutions                                                                     49
         40.16    Further Procedures for Meetings                                                         50
         40.17    Noteholder Mortgagees' rights                                                           50

41.      AUTHORISED SIGNATORIES                                                                           51

42.      GOVERNING LAW AND JURISDICTION                                                                   51

43.      COUNTERPARTS                                                                                     51

44.      SET-OFF                                                                                          51

45.      ACKNOWLEDGEMENT BY CHARGOR                                                                       51

46.      INFORMATION MEMORANDUM                                                                           51

47.      SECURITY TRUSTEE'S LIMITED LIABILITY                                                             52
         47.1     Reliance on certificates                                                                52
         47.2     Security Trustee may assume signed documents to be genuine                              52
         47.3     Security Trustee's reliance on Trust Manager, Approved Seller, Note Trustee or Servicer 53
         47.4     Compliance with laws                                                                    53
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         47.5     Taxes                                                                                   53
         47.6     Reliance on experts                                                                     53
         47.7     Oversights of others                                                                    54
         47.8     Powers, authorities and discretions                                                     54
         47.9     Impossibility or impracticability                                                       54
         47.10    No liability except for negligence etc.                                                 54
         47.11    Legal and other proceedings                                                             54
         47.12    No liability except for negligence etc.                                                 55
         47.13    Further limitations on Security Trustee's liability                                     55
         47.14    Conflicts                                                                               56
         47.15    Information                                                                             57
         47.16    Investigation by Security Trustee                                                       57

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SECURITY TRUST DEED                                [Allens Arthur Robinson Logo]

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DATE                                                                  2003
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PARTIES
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1.              PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 47 004 027 258) of
                Level 28, 360 Collins Street, Melbourne, Victoria in its capacity as trustee of the Interstar Millennium Series 2003-5G Trust (the CHARGOR);

2. PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) of Level 7, 9 Castlereagh Street, Sydney, New South Wales (the SECURITY TRUSTEE);

3.              INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ABN 56 100 346
                898) of Level 28, 367 Collins Street, Melbourne, Victoria (the TRUST MANAGER); and

4. THE BANK OF NEW YORK of 101 Barclay Street, 21W, New York, New York 10286 in its capacity as trustee for the US$ Noteholders (the NOTE TRUSTEE).

RECITALS
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A               The Chargor is the trustee, and the Trust Manager is the
                manager, of the Trust.

B Under the terms of the Master Trust Deed, the Chargor is authorised to enter into this deed to charge the Trust Assets to secure the due and punctual performance of the obligations of the Chargor under the Transaction Documents and the payment in full of the Secured Moneys to the Mortgagees.

C The Security Trustee enters into this deed as Mortgagee and as trustee for each other Mortgagee.

D The Note Trustee enters into this deed for itself and as trustee for each US$ Noteholder.

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IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         A$ EQUIVALENT means, in relation to an amount denominated in US$ at any time, that amount converted into A$ as the spot exchange rate in New York City for US$ purchases of A$ at that time.

         ATTORNEY means any attorney appointed under this deed or any Collateral Security.

         CHARGE means the charge created by this deed.

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         CHARGE RELEASE DATE means, subject to clause 29.3, the date the
         Security Trustee discharges the Charge and this deed under clause 29.1.

         CHARGOR'S INDEMNITY means:

         (a) the Chargor's right of indemnity under the Master Trust Deed from the Trust Assets in respect of liabilities incurred by the Chargor acting in its capacity as trustee of the Trust; and

         (b) all equitable liens and other Security Interests which the Chargor has over the Trust Assets.

         CLASS A MORTGAGEES means together:

         (a) the Note Trustee on behalf of the Class A2 Noteholders, and, if the Note Trustee has become bound to take steps and/or to proceed under this deed and fails to do so within a reasonable time and such failure is continuing, the Class A2 Noteholders, and then only if and to the extent those Noteholders are able to do so under the Transaction Documents; and

         (b)      the Class A1 Noteholders.

         CLASS B MORTGAGEES means together:

         (a) the Note Trustee on behalf of the Class B1 Noteholders, and, if the Note Trustee has become bound to take steps and/or to proceed under this deed and fails to do so within a reasonable time and such failure is continuing, the Class B1 Noteholders, and then only if and to the extent the Class B1 Noteholders are able to do so under the Transaction Documents; and

         (b)      the Class B2 Noteholders.

         COLLATERAL SECURITY means any Security Interest, Guarantee or other document or agreement at any time created or entered into in favour of the Security Trustee as security for any Secured Moneys.

         EVENT OF DEFAULT means any of the events specified in clause 8.

         EXTRAORDINARY RESOLUTION in relation to the Voting Mortgagees means:

         (a) a resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with the provisions contained in this deed by a majority consisting of not less than 75% of the votes capable of being cast at that meeting by Voting Mortgagees present in person or by proxy; or

         (b) a resolution in writing pursuant to clause 40.15 signed by all the Voting Mortgagees.

         GUARANTEE means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

         (a)      to pay or to purchase;

         (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

         (c) to indemnify against the consequences of default in the payment of; or
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         (d)      to be responsible otherwise for,

         an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

         LIQUIDATION includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

         MASTER TRUST DEED means the Master Trust Deed for the Interstar Millennium Trusts dated 2 December 1999 between the Chargor as Trustee and Interstar Securities (Australia) Pty Limited (ABN 72 087 271 109).

         MORTGAGED PROPERTY means the property and rights mortgaged or charged by this deed or any Collateral Security.

         MORTGAGEE means:

         (a) the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed;

         (b) any Noteholder in relation to its rights under the Notes held by it;

         (c) the Approved Seller in relation to any relevant Interest Adjustment and any Approved Seller's Fees under the Transaction Documents for the Trust;

         (d) the Trust Manager in relation to its rights as Trust Manager under the Transaction Documents for the Trust;

         (e) the Servicer in relation to its rights as Servicer under the Transaction Documents for the Trust;

         (f) any Support Facility Provider (other than any Mortgage Insurer) in relation to its rights under each Support Facility for the Trust to which it is a party;

         (g) the Note Trustee in relation to its rights (held in its own right) under the Transaction Documents for the Trust;

         (h) the Mortgage Insurers in relation to payments by way of reimbursement of Timely Payment Cover (as defined in the Mortgage Insurance Policies);

         (i) each Paying Agent in relation to its rights under the Transaction Documents for the Trust;

         (j) the Calculation Agent in relation to its rights under the Transaction Documents for the Trust;

         (k) the Note Registrar in relation to its rights under the Transaction Documents for the Trust; and

         (l) each Note Manager in relation to its rights under the Transaction Documents for the Trust.

         NOTEHOLDER MORTGAGEES means, together:

         (a)      the Class A Mortgagees; and

         (b)      the Class B Mortgagees.

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         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
         [*] 2003 issued under the Master Trust Deed in relation to the Trust.

         POWER means a power, right, authority, discretion or remedy which is conferred on the Security Trustee, a Mortgagee or a Receiver or
         Attorney:

         (a)      by this deed or any Collateral Security; or

         (b)      by law in relation to this deed or any Collateral Security.

         RECEIVER means a receiver or receiver and manager appointed under this deed or any Collateral Security.

         REPRESENTATIVE means:

         (a) in the case of a US$ Noteholder, the Note Trustee (as its representative or any other person appointed as a proxy for the US$ Noteholder in accordance with this deed);

         (b) in the case of any other Mortgagee, a person who is appointed as a proxy for that Mortgagee pursuant to clause 40.9; and

         (c) without limiting the generality of paragraph (a), in the case of a Voting Mortgagee which is a body corporate, a person who is appointed pursuant to clause 40.10 by the Mortgagee.

         SECURED MONEYS means all money which the Chargor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of any Mortgagee (whether alone or with another person) for any reason whatever under or in connection with a Transaction Document.

         It includes money by way of principal, interest, fees, costs, indemnities, Guarantee, charges, duties or expenses, or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of any breach of or default under or in connection with, a Transaction Document.

         Where the Chargor would have been liable but for its Liquidation, it will be taken still to be liable.

         SERIES NOTICE means the Series Notice dated on or after the date of this deed relating to the Trust.

         SETTLOR means Nicolette Andrews.

         TRUST means the trust known as the Interstar Millennium Series 2003-5G Trust established under the Notice of Creation of Trust, the Master Trust Deed and the Series Notice.

         TRUST ASSETS means the Assets of the Trust from time to time as defined in the Master Trust Deed, and includes the rights of the Chargor under the Transaction Documents in respect of the Trust and under the Collection Account and the US$ Account.

         TRUST FUND means each amount held by the Security Trustee under clause
         2.1 of this deed together with any other property and benefits which the Security Trustee receives, has vested in it or otherwise acquires to hold on the trust established under this deed including, without limitation, all the right, title and interest of the Security Trustee in connection with the Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Charge.
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SECURITY TRUST DEED                                [Allens Arthur Robinson Logo]

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         VESTING DATE means the day preceding the earliest of:

         (a)      the 80th anniversary of the date of this deed;

         (b) the 21st anniversary of the date of the death of the last survivor of the lineal descendants of King George V living on the date of this deed; and

         (c)      the day after the Charge Release Date.

         VOTING MORTGAGEE means:

         (a) with respect only to the enforcement of the security under this deed, for so long as the Secured Money owing to the Class A Noteholders and Class B Noteholders comprise 75% or more of the total Secured Moneys, the Noteholder Mortgagees alone; and

         (a)      at any other time (subject to clause 40.17):

                  (i)      the Class A Mortgagees; and

                  (ii)     each other Mortgagee (other than a Class A
                           Mortgagee).

1.2 DEFINITIONS IN MASTER TRUST DEED AND SERIES NOTICE AND TRANSACTION DOCUMENT AMENDMENTS

         (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice) and the Series Notice (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

         (b) Subject to clause 30, no change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Security Trustee under this deed unless the Security Trustee (subject to clause 40.17(b), with the prior written consent of the Noteholder Mortgagees) has agreed in writing to the changes.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full, except that any reference to A TRUST is replaced by a reference to THE TRUST and:

         (a) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

         (b) an Event of Default SUBSISTS until it has been waived in writing by the Security Trustee provided that no such waiver will be capable of taking effect unless the Security Trustee has first consulted with the Note Trustee;

         (c) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency
                  occurs, whether or not that liability will actually arise; and
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SECURITY TRUST DEED                                [Allens Arthur Robinson Logo]

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         (d)      WILFUL DEFAULT means, in respect of the Security Trustee, any wilful failure to comply with or wilful breach of any of its obligations under this deed, other than a wilful failure or wilful breach which:

                  (i) is caused by the failure by another person to act where that act is a precondition to the act of the Security Trustee;

                  (ii) is in accordance with a lawful court order or direction or otherwise required by law; or

                  (iii) is in accordance with an instruction or direction from the Note Trustee or the Voting Mortgagees.

1.4      DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

         Except where otherwise provided in this deed any determination, statement or certificate by the Security Trustee or an Authorised Signatory of the Security Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified in the absence of manifest error or proof to the contrary.
1.5      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6      RIGHTS AND OBLIGATIONS OF MORTGAGEES

         (a) Each Mortgagee is entitled to the benefit of the obligations (including warranties) of each of the Security Trustee, the Chargor and any other person under this deed and any Collateral Security.

         (b) No Mortgagee is entitled to enforce this deed or any Collateral Security other than through the Security Trustee.

         (c)      Each Mortgagee is bound by this deed and each Collateral
                  Security.

         (d) No Mortgagee is responsible for the obligations of the Security Trustee or any other Mortgagee.

         The provisions of this deed are binding on the Security Trustee, the Chargor and the Mortgagees and all persons claiming through them, respectively.

1.7      TRANSACTION DOCUMENT

         This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

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SECURITY TRUST DEED                                [Allens Arthur Robinson Logo]

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1.8      CHARGOR AS TRUSTEE

         In this deed, except where provided to the contrary:

         (a) a reference to the Chargor is a reference to the Chargor in its capacity as trustee of the Trust only, and in no other capacity; and

         (b) a reference to the assets, business, property or undertaking of the Chargor is a reference to the assets, business, property or undertaking of the Chargor only in the capacity described in paragraph (a) above.

1.9      KNOWLEDGE OF THE CHARGOR

         In relation to the Trust, the Chargor will be considered to have knowledge or notice of or be aware of any matter or thing if the Chargor has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Chargor who have day to day responsibility for the administration of the Trust.

1.10     KNOWLEDGE OF SECURITY TRUSTEE

         For the purposes of this deed, the Security Trustee will only be considered to have knowledge, notice of or to be aware of any thing if the Security Trustee has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the security trust established by this deed.

1.11     KNOWLEDGE OF NOTE TRUSTEE

         For the purposes of this deed, the Note Trustee will only be considered to have knowledge, notice of or to be aware of any thing if the Note Trustee has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the trust established by the Note Trust Deed.

2.       APPOINTMENT OF SECURITY TRUSTEE

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2.1      THE SECURITY TRUSTEE

         The Security Trustee:

         (a) is appointed to act as trustee on behalf of the Mortgagees on the terms and conditions of this deed; and

         (b)      acknowledges and declares that it:

                  (i) holds the sum of A$10.00 received on the date of this deed from the Settlor; and

                  (ii) will hold the benefit of the Charge, the Mortgaged Property and the benefit of each of the Transaction Documents to which the Security Trustee is a party,

         in each case, on trust for each Mortgagee, in accordance with the terms and conditions of this deed.

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2.2      RESOLUTION OF CONFLICTS

         (a) The Security Trustee shall, as regards the exercise of all discretion vested in it by this deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Mortgagees.

         (b) Subject to this deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the Security Trustee to any Mortgagee or class of Mortgagee, and a duty owed by it to another Mortgagee or class of Mortgagee, the Security Trustee must give priority to the interests of the Noteholders (which, in the case of a Class of US$ Noteholders, shall be determined by the Note Trustee acting on their behalf as provided herein and in the Note Trust Deed).

         (c) Subject to this deed (other than paragraph (b)), the Security Trustee must give priority to the interests only of the Class A Noteholders if, in the Security Trustee's opinion, (in relation to which, in determining the interests of a Class of US$ Noteholders, the Security Trustee may rely on a determination of the Note Trustee), there is a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders or the interests of the other Mortgagees.

         (d) Subject to this deed, if, in the Security Trustee's opinion, there is a conflict between the interests of the Class A1 Noteholders and the Class A2 Noteholders, the Security Trustee must convene a meeting of the Class A Noteholders (in relation to which in determining the interests of the Class A Noteholders, the Security Trustee must rely on the instructions given by an Extraordinary Resolution of Class A Noteholders in a meeting held in accordance with clause 40).

         (e) Provided that the Security Trustee acts in accordance with a determination of the Note Trustee (where it receives a determination from the Note Trustee) or in good faith (in each other case), it shall not incur any liability to any Mortgagee for giving effect to clauses 2.2(b), 2.2(c) or 2.2(d).

2.3      DURATION OF TRUST

         The trust established under this deed commences on the date of this deed and ends on the Vesting Date unless determined earlier.

3.       CHARGE

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3.1      CHARGE

         (a) Subject to paragraph (b), the Chargor charges to the Security Trustee, for the Security Trustee and as trustee for the Mortgagees all of the present and future Trust Assets and undertaking of the Trust.

         (b) The Charge does not charge any Trust Assets as at the date of this deed which on the date of this deed are, or are taken, under the applicable stamp duties legislation of the relevant jurisdiction, to be situated in any State or Territory of Australia other than the Australian Capital Territory and the Northern Territory.

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3.2      SECURITY

         (a) The security created by this deed secures the due and punctual payment of the Secured Moneys.

         (b) This deed is given in consideration of the Security Trustee and the Mortgagees entering the Transaction Documents and for other valuable consideration received.

3.3      PROSPECTIVE LIABILITY

         For the purpose of the Corporations Act the maximum prospective liability (as defined in the Corporations Act) secured by this deed at any time is A$5,000,000,000 or its equivalent and the total amount recoverable under this deed is limited to A$5,000,000,000.

4.       NATURE OF CHARGE

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4.1      PRIORITY

         The Charge is a first charge and takes priority over all Security Interests that have been granted over the Mortgaged Property.

4.2      NATURE OF CHARGE

         The Charge operates, subject to clause 4.4, as a floating charge only, over all Mortgaged Property.

4.3      DEALING WITH MORTGAGED PROPERTY

         (a) Except with the prior written consent of the Security Trustee and (subject to clause 40.17(b)) the Noteholder Mortgagees, or as expressly permitted in any Transaction Document, the Chargor shall not, and the Trust Manager shall not direct the Chargor to:

                  (i) create or allow to exist any Security Interest over any Mortgaged Property; or

                  (ii)    in any other way:

                          (A)      dispose of;

                          (B)      create or allow any interest in; or

                          (C)      part with possession of,

                          any Mortgaged Property, except, subject to the Transaction Documents, any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business.

         (b) Where by law a Mortgagee may not restrict the creation of any Security Interest over an asset ranking after the Charge, paragraph (a) will not restrict that creation. However, the Chargor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Security Trustee.
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4.4      CRYSTALLISATION

         The floating charge referred to in clause 4.2 will automatically and immediately crystallise and operate as a fixed charge:

         (a)      in respect of any asset:

                  (i) upon notice to the Chargor from the Security Trustee (which it may only give following an Event of Default);

                  (ii) if without the prior written consent of the Security Trustee (and, subject to clause 40.17(b), the Noteholder Mortgagees), the Chargor:

                          (A)      creates or allows any Security Interest over;

                          (B)      sells, leases or otherwise disposes of;

                          (C)      creates or allows any interest in; or

                          (D)      parts with possession of,

                          that asset in breach of a Transaction Document, or agrees or attempts to do so or takes any step towards doing so;

                  (iii) on the Commissioner of Taxation or his delegate or successor signing a notice under:

                          (A) s218 or s255 of the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth);

                          (B) s260-5 of the Taxation Administration Act 1953 (Cth); or

                          (C)      any similar legislation,

                          which will affect that asset; or

                  (iv) on a Government Agency taking any step which may result in an amount of Tax or an amount owing to a Government Agency ranking ahead of the floating charge with respect to that asset; or

         (b)      in respect of all the Mortgaged Property:

                  (i) if an Insolvency Event occurs with respect to the Chargor; or

                  (ii) on the security constituted by this deed being enforced in any way.

         Except where expressly stated, no notice or action by any Mortgagee is necessary for the charge to crystallise.

4.5      DE-CRYSTALLISATION

         The Security Trustee may, at the direction of the Trust Manager at any time release any asset which has become subject to a fixed charge under clause 4.4 from the fixed charge by notice to the Chargor. That asset will then again be subject to the floating charge and to the further operation of that clause. The Security Trustee must notify each Designated Rating Agency of any such release.

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5.       COVENANTS AND WARRANTIES

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5.1      COVENANT

         (a) The Chargor acknowledges its indebtedness to each Mortgagee in respect of the relevant Secured Moneys. The Chargor shall duly and punctually pay the Secured Moneys. After an Event of Default (whether or not it subsists) it will pay the Secured Moneys when due in accordance with the Transaction Documents, including in accordance with clause 8.2.

         (b) Subject to the limitations on the obligations and liability of the Chargor under the Master Trust Deed and the other Transaction Documents, the Chargor shall use its reasonable endeavours to ensure that no Event of Default occurs.

         (c) The Chargor will ensure that it complies with its material obligations under the Transaction Documents.

         (d) The Chargor will give to the Security Trustee any information relating to the Trust in the power or possession of the Chargor that the Security Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this deed, including without limitation:

                  (i) the identity, and notice details of, each Mortgagee and Beneficiary; and

                  (ii) the amount and details of any Secured Moneys owing to each Mortgagee.

         (e) The Trust Manager shall cause this deed to be lodged for registration with the Australian Securities and Investments Commission before the Chargor issues a Note.

5.2      NEGATIVE COVENANTS

         The Chargor shall not do, nor shall the Trust Manager direct the Chargor to do, any of the following without the prior written consent of the Security Trustee (and, subject to clause 40.17(b), the Noteholder Mortgagees) and without prior written confirmation from each Designated Rating Agency of the rating (if any) assigned by it to any Class of Notes in relation to the Trust except as permitted by this deed or the Master Trust Deed or the Series Notice for the Trust:

         (a) (NO FINANCIAL INDEBTEDNESS) create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

                  (i)     the Notes;

                  (ii) Financial Indebtedness arising under the Transaction Documents in relation to the Trust (including under a Support Facility); or

                  (iii) Financial Indebtedness which is fully subordinated to the Secured Moneys or is non-recourse other than with respect to proceeds in excess of those needed to pay the Secured Moneys, and which does not constitute a claim against the Chargor in the event that those excess proceeds are insufficient to pay that subordinated Financial Indebtedness; or

                  (iv) Financial Indebtedness when the Chargor has received written confirmation from each Designated Rating Agency that it will not result in any reduction or

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                          withdrawal of the rating assigned to any Class of
                          Notes rated by that Designated Rating Agency;

         (b) (NO RELEASE UNDER TRANSACTION DOCUMENTS) give any release or discharge (whether full, partial or conditional) to any person in respect of their obligations under any of the Transaction Documents relating to the Trust, except as permitted by the Transaction Documents;

         (c) (OTHER ACTIVITIES) not engage in any business or activity in relation to the Trust other than as contemplated in the Transaction Documents;

         (d) (BANK ACCOUNTS) not open any bank account not specified in the Transaction Documents; and

         (e) (SECURITY INTEREST) not create or permit or suffer to exist any other Security Interest over the Mortgaged Property other than the Chargor's Indemnity.

5.3      WARRANTY

         The Chargor makes the following representations and warranties:

         (a) (TRANSACTION DOCUMENTS REPRESENTATIONS AND WARRANTIES) All representations and warranties of the Chargor in the Transaction Documents are true or, if not yet made, will be true when made.

         (b) (GOOD TITLE) The Chargor is the legal owner of the Mortgaged Property and has the power under the Master Trust Deed and the Series Notice to enter into this deed and to charge in the manner provided in this deed the Mortgaged Property. Subject only to the Master Trust Deed (including, without limitation, the Chargor's Indemnity) and this deed, the Mortgaged Property is free of all other Security Interests.

         (c) (TRUST VALIDLY CREATED) The Trust has been validly created and is in existence at the date of this deed.

         (d) (SOLE TRUSTEE) The Chargor has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (e) (MASTER TRUST DEED) The Trust is constituted pursuant to the Master Trust Deed, the Notice of Creation of Trust and the Series Notice.

         (f) (RIGHT OF INDEMNITY) Except as expressly provided in the Master Trust Deed or the Series Notice or statute it has not limited in any way, and it has no liability which may be set off against, the Chargor's Indemnity.

         (g) (NO PROCEEDINGS TO REMOVE) No notice has been given to the Chargor and, to the Chargor's knowledge, no resolution has been passed or direction has been given, removing the Chargor as trustee of the Trust.

5.4      TRUST MANAGER'S UNDERTAKINGS

         The Trust Manager undertakes to the Security Trustee promptly to give to the Security Trustee, each Designated Rating Agency and the Note
         Trustee:

         (a) a copy of each Trust Manager's Report given in relation to the Trust (if any);

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         (b)      each audit report issued by the Auditor in relation to the
                  Trust; and

         (c) upon request from the Security Trustee or the Note Trustee (as the case may be), a copy of each Transaction Document and details and information relating to:

                  (i) the identity, and notice details of, each Support Facility Provider; and

                  (ii)     the Secured Moneys owing to each Support Facility
                           Provider.

6.       FURTHER ASSURANCES
--------------------------------------------------------------------------------

6.1      FURTHER ASSURANCES

         Whenever the Security Trustee reasonably requests the Chargor to do anything in order:

         (a) more satisfactorily to mortgage, assure or secure the Mortgaged Property to the Mortgagees or the Security Trustee's nominee in a manner not inconsistent with this deed or any Transaction Document; or

         (b)      to aid in the execution or exercise of any Power,

         the Chargor shall do it immediately, subject to any liability it incurs (other than from its own negligence, fraud or wilful default) being covered by the Chargor's Indemnity. It may include registering this deed, executing or registering any other document or agreement, delivering Transaction Documents or evidence of title and executing and delivering blank transfers.

7.       NOTE TRUSTEE
--------------------------------------------------------------------------------

7.1      CAPACITY

         The Note Trustee is a party to this deed in its capacity as trustee for the US$ Noteholders from time to time under the Note Trust Deed.

7.2      EXERCISE OF RIGHTS

         Except as otherwise provided in this deed and in the Note Trust Deed:

         (a) the rights, remedies and discretions of the US$ Noteholders under this deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertaking or warranty under this deed, may only be exercised by the Note Trustee on behalf of the US$ Noteholders in accordance with the Note Trust Deed; and

         (b) the US$ Noteholders may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with this deed and the Note Trust Deed.

7.3      INSTRUCTIONS OR DIRECTIONS

         The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of a Class of US$ Noteholders from time to time and need not inquire whether the Note Trustee or a Class of the US$ Noteholders from time to time have complied with any

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         requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

7.4      PAYMENTS

         Any payment by the Chargor or the Security Trustee to be made to a US$ Noteholder under this deed may be made to the Note Trustee or a Paying Agent on behalf of that US$ Noteholder and any such payment is a good discharge to the Chargor or the Security Trustee (as appropriate).

7.5      NOTICES

         Any notice to be given to a US$ Noteholder under this deed may be given to the Note Trustee on behalf of that US$ Noteholder. The Chargor will indemnify the Note Trustee for any costs of providing such notice to the US$ Noteholders.

8.       EVENTS OF DEFAULT
--------------------------------------------------------------------------------

8.1      EVENTS OF DEFAULT

         Each of the following is an Event of Default (whether or not it is within the control of the Chargor).

         (a)      (FAILURE TO PAY) The Chargor fails to pay:

                  (i) any Interest within 10 Business Days of the Payment Date on which the Interest was due to be paid, together with all Interest accrued and payable on that Interest; and

                  (ii) any other Secured Moneys, within 10 Business Days of the due date for payment (or within any applicable grace period agreed with the Mortgagee to whom the Secured Moneys relate or, where the Mortgagee is a US$ Noteholder, the Note Trustee on behalf of that US$ Noteholder),

                  (iii) sub-clauses (i) and (ii) above will not constitute Events of Default:

                           (A) if the Secured Moneys which the Chargor failed to pay are subordinated to payment of amounts due to Class A Noteholders while any Secured Moneys remain owing:

                                    (1)      to Class A Noteholders; or

                                    (2)      to any other person, which rank in
                                             priority to amounts due to Class A
                                             Noteholders; or

                           (B) where the Chargor had sufficient available funds with its bankers with which the bank accounts of the Trust are held and had given instructions to those bankers to make that payment, and that the payment would have been made but for temporary technical or administrative difficulties outside the control of the Chargor.

         (b) (BREACH OF OBLIGATION) The Chargor fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of a Transaction Document (including any representation, warranty or undertaking) and that default (if in the opinion of the Security

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                  Trustee is capable of remedy, that opinion, subject to clause
                  40.17(b), having been approved in writing by the Noteholder Mortgagees) is not remedied for 30 days after written notice (or such longer period as may be specified in the notice, that longer period subject to clause 40.17(b), having been approved in writing by the Noteholder Mortgagees) from the Security Trustee requiring the failure to be remedied.

         (c) (INSOLVENCY) An Insolvency Event occurs in relation to the Chargor (in its capacity as trustee of the Trust).

         (d) (PRIORITY OF CHARGE) The Charge is not or ceases to be a first ranking charge over the Trust Assets, or any other obligation of the Chargor (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the Secured Moneys.

         (e) (ENFORCEMENT OF SECURITY) Any Security Interest over the Assets of the Trust is enforced.

         (f)      (INTEREST RATE SWAP OR CURRENCY SWAPS)

                  (i) For so long as any Secured Moneys are owing to the Class A Noteholders, an Interest Rate Swap or Class A2 Currency Swap is terminated and a replacement Interest Rate Swap or Class A2 Currency Swap (as the case may be) on terms that will not lead to a withdrawal or downgrade of the rating assigned to any Notes, is not put in place; or

                  (ii) at any other time, an Interest Rate Swap or Class B1 Currency Swap is terminated and a replacement Interest Rate Swap or Class B1 Currency Swap (as the case may be) on terms that will not lead to a withdrawal or downgrade of the rating assigned to any Notes, is not put in place.

         (g)      (VITIATION OF TRANSACTION DOCUMENTS)

                  (i) All or any part of any Transaction Document (other than an Interest Rate Swap or a Currency Swap) is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect; or

                  (ii) a party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document (other than an Interest Rate Swap or a Currency Swap).

         (h) (TRUST) Without the prior consent of the Security Trustee (that consent, subject to clause 40.17(b), having been approved in writing by the Noteholder Mortgagees):

                  (i) the Trust is wound up, or the Chargor is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences;

                  (ii) the Trust is held or is conceded by the Chargor not to have been constituted or to have been imperfectly constituted;

                  (iii) unless another trustee is appointed to the Trust under the Transaction Documents, the Chargor ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Transaction Documents.

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8.2      RIGHTS OF THE SECURITY TRUSTEE UPON EVENT OF DEFAULT

         At any time after an Event of Default occurs, the Security Trustee may, and shall (subject to clauses 9.2, 9.3, 9.4 and 9.5) if so directed by an Extraordinary Resolution of the Voting Mortgagees:

         (a)      declare the Charge immediately enforceable; and/or

         (b)      declare the Secured Moneys immediately due and payable; and/or

         (c) give a notice crystallising the charge in relation to any or all of the Mortgaged Property under clause 4.4; and/or

         (d) appoint a Receiver over the Trust Assets, or exercise the powers that a Receiver would otherwise have if appointed under this deed.

         The Security Trustee may exercise its rights under this clause notwithstanding any delay or previous waiver.

8.3      NOTIFY EVENTS OF DEFAULT

         Each of the Chargor and the Trust Manager must promptly notify the Security Trustee, the Note Trustee and each Designated Rating Agency if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event or Trust Manager's Default including full details of that Event of Default, Trustee's Default, Servicer Transfer Event or Trust Manager's Default (as the case may be).

9.       ENFORCEMENT
--------------------------------------------------------------------------------

9.1      POWER TO ENFORCE

         At any time after the Charge becomes enforceable, the Security Trustee may, at its discretion and without further notice (subject to the terms of this deed including, without limitation, clause 8.2) take such proceedings as it may think fit to enforce any of the provisions of this deed.

9.2      NO OBLIGATION TO ENFORCE

         Subject to clause 9.3, pending the receipt of directions from the Voting Mortgagees as contemplated by clauses 9.3 and 9.4, the Security Trustee shall not be bound to take any action or give any consent or waiver or make any determination under this deed (including, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 8.2 or to take any other proceedings referred to in clause 9.1). Nothing in this clause shall affect the operation of clause 4.4 or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Voting Mortgagees.

9.3      OBLIGATION TO CONVENE MEETING

         Following the Security Trustee becoming actually aware of the occurrence of an Event of Default in accordance with clause 38.6, it shall, subject to clause 9.7, promptly convene a meeting of the Voting Mortgagees in accordance with this deed, at which it shall seek directions from the Voting Mortgagees by way of an Extraordinary Resolution of the Voting Mortgagees (or a written resolution

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         signed by all Voting Mortgagees) regarding the action it should take as a result of that Event of Default including whether to do any of the things referred to in clauses 8.2(a) to 8.2(d) inclusive.

9.4      SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

         (a) Subject to sub-clause (b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees or to any direction of the Note Trustee (where it is the only Voting Mortgagee) and shall comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees or to any direction given by the Note Trustee (where it is the only Voting Mortgagee).

         (b)      The obligation of the Security Trustee pursuant to sub-clause
                  (a) is subject to:

                  (i)      this deed; and

                  (ii) the Security Trustee being adequately indemnified from the Trust Assets or the Security Trustee receiving from the Voting Mortgagees (other than the Note Trustee) an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Mortgagees) against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary Resolution of the Voting Mortgagees.

                  The Security Trustee shall first claim on its indemnity from the Trust Assets before it claims on any indemnity from the Voting Mortgagees (other than the Note Trustee), including any indemnity provided under clause 9.5. The Note Trustee is in no circumstance required to give an indemnity to the Security Trustee.

         (c) If an Event of Default is a payment default in respect of a subordinated Class of Notes, as long as there are Notes outstanding that rank prior to those subordinated Notes, the Security Trustee shall not take any action without the consent of each Class of Noteholders in respect of each Class of prior ranking Notes (or, in the case of a Class of US$ Noteholders, the Note Trustee) by Extraordinary Resolution.

         (d) If the Security Trustee becomes bound to take steps and/or proceed under this deed and it fails to do so within a reasonable time and such failure is continuing the Voting Mortgagees may exercise such powers as they determine in accordance with the Series Notice and (where relevant) the Note Trust Deed and then only if and to the extent they are able to do so under the Transaction Documents.

9.5      SECURITY TRUSTEE MUST RECEIVE INDEMNITY

         If:

         (a) the Security Trustee convenes a meeting of the Voting Mortgagees, or is required by an Extraordinary Resolution to take any action under this deed, and advises the Voting Mortgagees that the Security Trustee will not act in relation to the enforcement of this deed unless it is personally indemnified by the Voting Mortgagees (other than the Note Trustee) to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur,

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                  in relation to the enforcement of this deed and put in funds to the extent to which it may become liable (including costs and expenses); and

         (b) the Voting Mortgagees refuse to grant the requested indemnity, and put it in funds,

         then the Security Trustee will not be obliged to act in relation to that enforcement. In those circumstances, the Voting Mortgagees may exercise such Powers as they determine by Extraordinary Resolution and the Security Trustee is not liable in any manner whatsoever in relation to, or in connection with, such an exercise of those powers. The Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

9.6      LIMITATION ON RIGHTS OF MORTGAGEES

         Subject to this deed, the powers, rights and remedies conferred on the Security Trustee by this deed are exercisable by the Security Trustee only, and no Mortgagee is entitled without the written consent of the Security Trustee to exercise some or any of them. Without limiting the generality of the foregoing, but subject to clause 9.5, no Mortgagee is entitled to enforce the Charge or the provisions of this deed or to appoint or cause to be appointed a Receiver to any of the Mortgaged Property or otherwise to exercise any power conferred by the terms of any applicable law on charges except as provided in this deed.

9.7      IMMATERIAL WAIVERS

         (a) The Security Trustee may agree, on any terms and conditions as it may deem expedient, having first consulted with the Class A Mortgagees and given notice to each Designated Rating Agency, but without the consent of the Mortgagees and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Transaction Documents or any of the provisions of this deed which is not, in the reasonable opinion of the Security Trustee, materially prejudicial to the interests of the Mortgagees and may determine that any event that would otherwise be an Event of Default shall not be treated as an Event of Default for the purpose of this deed.

         (b) No such waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary Resolution of Voting Mortgagees.

         (c) No waiver, authorisation or determination may, once given, be overridden or withdrawn by an Extraordinary Resolution of Voting Mortgagees but the Security Trustee may (subject to clause 40.17(b), with the prior written consent of the Noteholder Mortgagees) give a waiver, authorisation or determination on terms that allow it to be overridden or withdrawn.

         (d) Any waiver, authorisation or determination shall, if the Security Trustee so requires, be notified to the Voting Mortgagees by the Trust Manager as soon as practicable thereafter in accordance with this deed.

9.8      ACTS PURSUANT TO RESOLUTIONS

         The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Mortgagees in respect of which minutes

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         have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reasons that resolution was not valid or binding upon the Voting Mortgagees.

9.9      OVERRIDING PROVISION

         Notwithstanding any other provision of this deed:

         (a) the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and

         (b) the Security Trustee will not be under any obligation to advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or wilful default.

10.      APPOINTMENT OF RECEIVER
--------------------------------------------------------------------------------
10.1     APPOINTMENT

         To the extent permitted by law and subject to clause 9, at any time after the Charge becomes enforceable under this deed the Security Trustee or any Authorised Signatory of the Security Trustee may:

         (a) appoint any person or any 2 or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Mortgaged Property;

         (b)      remove any Receiver;

         (c) appoint another Receiver in addition to or in place of a Receiver; and

         (d)      fix or vary the remuneration of a Receiver.

10.2     AGENT OF CHARGOR

         (a) Subject to clauses 10.2(b) and 10.4, every Receiver is the agent of the Chargor. The Chargor alone is responsible for the Receiver's acts and defaults.

         (b)      (i)      Any Receiver will be the agent of the Chargor in its
                           capacity as trustee of the Trust only; and

                  (ii) notwithstanding anything else in this deed or at law, the Chargor in its personal capacity is not responsible for any negligent act or negligent omission of the Receiver.

10.3     RECEIVER'S POWERS

         In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment and in accordance with the interests of the Mortgagees in accordance with this deed, every Receiver has power to do anything in respect of the Mortgaged Property that the Chargor could do (including, without limitation, having regard to its powers and the extent of its liability under the Master Trust Deed). However, every Receiver acknowledges that the Chargor's

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         liability in relation to the Receiver's exercise of those powers is limited to the assets of the Trust. His powers include the following.

         (a) (TAKE POSSESSION AND MANAGE) He may take possession of, get in and manage the Mortgaged Property.

         (b) (LEASE) He may lease any of the Mortgaged Property for any term (whether or not the Receiver has taken possession).

         (c) (CARRY ON BUSINESS) He may carry on or concur in carrying on any business.

         (d) (ACQUIRE ANY ASSET) He may acquire in any manner any asset (including to take it on lease). After that acquisition it will be included in the Mortgaged Property.

         (e) (MAINTAIN AND IMPROVE THE MORTGAGED PROPERTY) He may do anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property (including by development, sub-division, construction, alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

         (f)      (RAISE MONEY) He may:

                  (i) borrow or raise any money from any Mortgagee or any other person approved by the Security Trustee;

                  (ii)     give Guarantees; and

                  (iii) grant any Security Interest over any of the Mortgaged Property to secure that money or Guarantee. That Security Interest may rank in priority to or equally with or after, the security created by this deed. It may be given in the name of the Chargor or otherwise.

         (g)      (LEND) He may lend money or provide financial accommodation.

         (h)      (SELL)

                  (i) He may sell any of the Mortgaged Property (whether or not the Receiver has taken possession).

                  (ii)     Without limitation, any sale may be made:

                           (A)      by public auction, private treaty or tender;

                           (B)      for cash or on credit;

                           (C)      in one lot or in parcels;

                           (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

                           (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

                           (F) whether or not in conjunction with the sale of any property by any person.

         (i)      (OPTIONS) He may grant or take put or call options.

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         (j)      (SEVER FIXTURES) He may sever fixtures.

         (k) (EMPLOY) He may employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose.

         (l) (COMPROMISE) He may make or accept any arrangement or compromise.

         (m) (GIVE RECEIPTS) He may give receipts for money and other assets.

         (n)      (PERFORM AND ENFORCE AGREEMENTS) He may:

                  (i)      perform or enforce;

                  (ii) exercise or refrain from exercising the Chargor's rights and powers under; or

                  (iii)    obtain the benefit in other ways of,

                  any documents or agreements or rights which form part of the Mortgaged Property and any documents or agreements entered into in exercise of any Power.

         (o) (VARY AND TERMINATE AGREEMENTS) He may vary, rescind or terminate any document or agreement (including surrender or accept the surrender of leases).

         (p) (AUTHORISATIONS) He may apply for, take up, transfer or surrender any Authorisation or any variation of any Authorisation.

         (q) (TAKE INSOLVENCY PROCEEDINGS) He may make, commence and pursue insolvency proceedings against any person and do any thing in relation to any actual or contemplated Liquidation (including attend and vote at meetings of creditors and appoint proxies).

         (r) (TAKE PROCEEDINGS) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Chargor or otherwise.

         (s) (EXECUTE DOCUMENTS) He may enter into and execute documents or agreements on behalf of himself or the Chargor.

         (t) (OPERATE BANK ACCOUNTS) He may operate any bank account comprising part of the Mortgaged Property and open and operate any further bank account.

         (u) (SURRENDER MORTGAGED PROPERTY) He may surrender, release or transfer any of the Mortgaged Property.

         (v) (EXCHANGE MORTGAGED PROPERTY) He may exchange with any person any of the Mortgaged Property for other property.

         (w) (PROMOTE COMPANIES) He may promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Chargor or otherwise.

         (x) (DELEGATE) He may delegate to any person approved by the Security Trustee any of his Powers (including delegation).

         (y) (HAVE ACCESS) He may exercise all the rights of the Chargor under the Transaction Documents with respect to the Trust Assets.

         (z) (VOTE) He may exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to shares or marketable securities.

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         (aa)     (OTHER OUTGOINGS) He may pay any outgoing or indebtedness of the Chargor or any other person.

         (bb) (SECURITY INTERESTS) He may redeem any Security Interest or acquire it and any debt secured by it.

         (cc)     (INSURE) He may take out insurance.

         (dd) (INSURANCE CLAIMS) He may make, enforce, compromise and settle all claims in respect of insurance.

         (ee) (INCIDENTAL POWER) He may do anything incidental to the exercise of any other Power.

         All of the above paragraphs are to be construed independently. None limits the generality of any other.

10.4     RECEIVER APPOINTED AFTER COMMENCEMENT OF WINDING UP

         The power to appoint a Receiver may be exercised even though:

         (a) an order may have been made or a resolution may have been passed for the Liquidation of the Chargor; and

         (b) a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Chargor.

10.5     POWERS EXERCISABLE BY THE SECURITY TRUSTEE

         Whether or not a Receiver has been appointed, the Security Trustee may exercise any Power of a Receiver at any time after the Charge becomes enforceable under this deed in addition to any Power of the Mortgagees and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession. Without limitation, it may exercise those Powers and its Powers directly or through one or more agents. In the latter event, anything done or incurred by such an agent will be taken to be done or incurred by the Security Trustee provided that the Security Trustee will have no liability in respect of the negligence or default of any agent appointed by the Security Trustee with reasonable care for the purpose of performing functions of a type which are not reasonably capable of supervision by the Security Trustee.

10.6     WITHDRAWAL

         The Security Trustee may at any time (provided it does not have an Adverse Effect) give up possession of any Mortgaged Property and may at any time withdraw any receivership.

11.      REMUNERATION OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

11.1     COSTS

         In accordance with the Series Notice, the Chargor shall reimburse the Security Trustee for all costs and expenses of the Security Trustee properly incurred in acting as Security Trustee.

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11.2     FEE

         (a) The Security Trustee shall be entitled to a fee from the proceeds of the Mortgaged Property at the rate agreed from time to time by the Chargor, the Security Trustee and the Trust Manager. This fee shall accrue from day to day.

         (b) The Security Trustee's fee under sub-clause (a) shall be payable quarterly in arrears for the relevant period on the same dates as the Chargor's fee under the Master Trust Deed for the Trust or as agreed from time to time by the Chargor, the Security Trustee and the Trust Manager.

11.3     CESSATION OF FEE

         The Security Trustee shall not be entitled to remuneration under clause
         11.2 in respect of any period after the Charge Release Date or after it has resigned or been removed as Security Trustee.

12.      POWER OF ATTORNEY
--------------------------------------------------------------------------------

         (a) For valuable consideration and by way of security the Chargor irrevocably appoints each Authorised Signatory of the Security Trustee severally its attorney to do anything, following the occurrence of an Event of Default, which:

                  (i) the Chargor is obliged to do under or in relation to any Transaction Document; or

                  (ii) any Mortgagee or any Receiver is authorised or empowered to do under any Transaction Document or any law but only at the times that the Mortgagee or Receiver (if a Receiver had been appointed) would have been able to do it.

         (b) Without limitation, the Attorney may, following the occurrence of an Event of Default, at any time:

                  (i) do anything which in the opinion of the Security Trustee or Attorney is necessary or expedient to secure, preserve, perfect, or give effect to the security contained in this deed (including anything under clauses 13 or 14). For this purpose, without limitation, he may execute any legal mortgage, transfer, assignment and other assurance of any of the Mortgaged Property in favour of any Mortgagee, any purchaser or any nominee; and

                  (ii)     delegate his powers (including delegation).

         (c) No Attorney appointed under this deed may act inconsistently with this deed or any other Transaction Document.

13.      COMPLETION OF BLANK SECURITIES
--------------------------------------------------------------------------------

         The Security Trustee, any Authorised Signatory of the Security Trustee, any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of the Chargor and deposited with the Security Trustee. It may complete it in favour of any Mortgagee, any purchaser or any nominee. It may not do so inconsistently with this deed or any other Transaction Document.

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14.      PERFORMANCE OF CHARGOR'S OBLIGATIONS
--------------------------------------------------------------------------------

         If at any time the Chargor fails duly to perform any obligation in any Transaction Document the Security Trustee or any person it authorises may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

15.      STATUTORY POWERS
--------------------------------------------------------------------------------

15.1     POWERS IN AUGMENTATION

         The powers conferred on a mortgagee by law:

         (a)      are in addition to the Powers conferred by this deed;

         (b) (to the extent permitted by law and after prior consultation with the Class A Mortgagees) may be exercised by the Security Trustee immediately after the Charge becomes enforceable under this deed and at any time subsequently; and

         (c) are excluded or varied only so far as they are inconsistent with the express terms of this deed or any Collateral Security.

15.2     NOTICE NOT REQUIRED

         To the extent permitted by law:

         (a) the Chargor dispenses with any notice or lapse of time required by any law before enforcing this deed or any Collateral Security or exercising any Power; and

         (b) subject to this deed, no Mortgagee is required to give notice to any person before enforcement or exercise; and

         (c) any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

16.      APPLICATION OF MONEYS RECEIVED
--------------------------------------------------------------------------------

16.1     PRIORITIES

         (a) The proceeds from the enforcement of the Charge are to be applied (notwithstanding any order of payment in the Series Notice) in the following order of priority, subject to any other priority which may be required by statute or law:

                  (i) FIRST, to the extent required by law, to pay the holder of any prior ranking security interest of which the Security Trustee has notice;

                  (ii) SECOND, to pay all costs, charges, expenses and disbursements properly incurred in the exercise of any power by the Security Trustee, the Note Trustee, a receiver or an attorney or other amounts (other than those referred to in paragraph (iv)) payable to the Security Trustee or the Note Trustee under the Security Trust Deed or the Note Trust Deed (as the case may be);

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                  (iii)    THIRD, to the extent that the moneys received by the
                           Security Trustee represent the proceeds of any cash collateral lodged by a Support Facility Provider under a Support Facility, to pay that Support Facility Provider (this paragraph (iii) will not apply to the extent that the relevant moneys received are applied in accordance with the relevant document to satisfy any obligation owed to the Chargor by the Support Facility Provider);

                  (iv)     FOURTH, to pay (pari passu and rateably):

                           (A) any fees due to the Security Trustee, the Note Trustee, each Paying Agent, the Calculation Agent and the Note Registrar (pari passu and rateably);

                           (B) any fees and unpaid Expenses due to the Chargor; and

                           (C)      the Receiver's remuneration;

                  (v) FIFTH, to pay (pari passu and rateably) any unpaid Interest Adjustment due to the Approved Sellers;

                  (vi)     SIXTH, to pay (pari passu and rateably):

                           (A) all Secured Moneys owing to the Support Facility Providers other than a Class B1 Currency Swap Provider (pari passu and rateably);

                           (B) all Secured Moneys owing to the Class A Noteholders (pari passu and rateably); and
                                    (C) all Secured Moneys owing in relation to any Redraws made by the Chargor for which it has not been reimbursed under the Transaction Documents;

                  (vii)    SEVENTH, to pay (pari passu and rateably):

                           (A) all Secured Moneys owing to the Class B Noteholders (pari passu and rateably); and

                           (B) all Secured Moneys owing to the Class B1 Currency Swap Provider;

                  (viii) EIGHTH, to pay (pari passu and rateably) any amounts not covered above owing to a Mortgagee under a Transaction Document;

                  (ix) NINTH, to pay any subsequent security interest of which the Security Trustee has notice; and

                  (x) TENTH, to pay any surplus to the Chargor to be distributed in accordance with the Master Trust Deed.

         (b) The surplus will not carry interest. If the Security Trustee, or a Receiver, Mortgagee or Attorney pays the surplus to the credit of an account in the name of the Chargor with any bank carrying on business in Australia, the Security Trustee, Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

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16.2     MONEYS ACTUALLY RECEIVED

         In applying any moneys towards satisfaction of the Secured Moneys, the Chargor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee or, where the Mortgagee is a US$ Noteholder, the Note Trustee. The credit will date from the time of receipt.

16.3     AMOUNTS CONTINGENTLY DUE

         If any of the Secured Moneys is contingently owing to any Mortgagee at the time of a distribution of an amount under clause 16.1, the Security Trustee may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Moneys become actually due or cease to be contingently owing, or it becomes reasonably apparent that the relevant contingency will not occur and the Security Trustee shall then:

         (a) pay to that Mortgagee, or (where the Mortgagee is a US$ Noteholder) to the Note Trustee, the amount which becomes actually due to it; and

         (b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 16.1.

16.4     NOTICE OF SUBSEQUENT SECURITY INTERESTS

         (a) If any Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any of the Mortgaged Property it may open a separate account in the name of the Chargor in the books of that Mortgagee.

         (b) If that Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

         (c) From the time the new account is opened or is taken to be opened:

                  (i) all advances and accommodation made available by that Mortgagee to the Chargor;

                  (ii) all payments and repayments made by the Chargor to that Mortgagee; and

                  (iii) moneys to be applied towards the Secured Moneys under clause 16.1,

                  will be or will be taken to be debited or credited, as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Moneys owing to that Mortgagee to the extent that there is no debit balance in that account.

16.5     SATISFACTION OF DEBTS

         Without limiting clause 31, each Mortgagee shall accept the distribution of moneys under this clause in full and final satisfaction of all Secured Moneys owing to it, and any debt represented by any shortfall that exists after any final distribution under this clause is extinguished.

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16.6     PROPORTIONATE SHARING

         (a)      SHARING

                  Whenever any Mortgagee receives or recovers any money in respect of any sum due from the Chargor under a Transaction Document in any way (including without limitation by set-off) or through distribution by the Security Trustee under this deed (the RECEIVED MONEYS).

                  (i)      the Mortgagee shall immediately notify the Security
                           Trustee;

                  (ii) the Mortgagee shall immediately pay that money to the Security Trustee (unless the Security Trustee directs otherwise);

                  (iii) the Security Trustee shall treat the payment as if it were a payment by the Chargor on account of all sums then payable to the Mortgagees; and

                  (iv)     (A)      the payment or recovery will be taken to
                                    have been a payment for the account of the Security Trustee and not to the Mortgagee for its own account, and to that extent the liability of the Chargor to the Mortgagee will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Mortgagee under paragraph (iii); and

                           (B) (without limiting sub-paragraph (A)) immediately on the Mortgagee making or becoming liable to make a payment under paragraph (ii), the Chargor shall indemnify the Mortgagee against the payment to the extent that (despite sub-paragraph (A)) its liability has been discharged by the recovery or payment.

         (b)      NETTING

                  If a Mortgagee receives or recovers any Received Moneys, and does not pay that amount to the Security Trustee under paragraph (a) above, the Security Trustee may retain out of amounts which would otherwise be payable to the Mortgagee under this deed any amounts which the Security Trustee considers necessary to put all Mortgagees in the same position as if that Mortgagee had complied with, or been required to comply with, paragraph (a) above and the Security Trustee's obligation to apply monies to such Mortgagee shall be discharged to the extent of such retention.

17.      OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY
--------------------------------------------------------------------------------

         (a) Any Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

         (b) The Security Trustee or any Receiver may at any time pay or agree to pay the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some indebtedness secured by it, or to acquire it. From the date of payment that amount will be part of the Secured Moneys and the Chargor shall indemnify the Security Trustee (and if other Mortgagees indemnify the Security Trustee, those other

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                  Mortgagees) and the Receiver against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking, or the property or moneys stated in the certificate were secured by it.

18.      PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY
--------------------------------------------------------------------------------

         To the extent permitted by law, no Mortgagee, Receiver or Attorney will be liable:

         (a) in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of any Power; nor

         (b)      for any loss (including consequential loss) which results,

         except where it arises from fraud, negligence or wilful default on the part of any Mortgagee, Receiver or Attorney.

19.      PROTECTION OF THIRD PARTIES
--------------------------------------------------------------------------------

19.1     NO ENQUIRY

         No party to any Dealing (as defined below) and no person asked to register a Dealing:

         (a)      is bound to enquire:

                  (i) whether an Event of Default has occurred or whether this deed has become enforceable;

                  (ii) whether a person who is, or purports or is purported to be, a Receiver or Attorney is duly appointed;

                  (iii) as to the amount of Secured Moneys or whether Secured Moneys are due and payable; or

                  (iv) in any other way as to the propriety or regularity of the Dealing; or

         (b) is affected by express notice that the Dealing is unnecessary or improper.

         For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

         In this clause a DEALING is:

         (a)      any payment or any delivery or handing over of an asset to; or

         (b) any acquisition, incurring of Financial Indebtedness, receipt, sale, lease, disposal or other dealing, by,

         any Mortgagee or any Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

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19.2     RECEIPT

         The receipt of any Authorised Signatory of any Mortgagee or any Receiver or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to, or receivable or received by, it exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

20.      EXPENSES, INDEMNITY

--------------------------------------------------------------------------------

20.1     EXPENSES

         In accordance with the Series Notice, the Chargor, shall reimburse each Mortgagee or (where the Mortgagee is a US$ Noteholder) the Note Trustee, Receiver and Attorney for its expenses in relation to:

         (a) any consent, agreement, approval, waiver or amendment under or in relation to the Transaction Documents; and

                  (i) any actual or contemplated enforcement of the Transaction Documents or the actual or contemplated exercise, preservation or consideration of any Powers under the Transaction Documents or in relation to the Mortgaged Property; and

                  (ii) any enquiry by a Government Agency concerning the Chargor or the Mortgaged Property or a transaction or activity the subject of the Transaction Documents, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided.

         This includes legal costs and expenses (charged at the usual commercial rates of the legal services provider) expenses incurred in any review or environmental audit, in reimbursing or indemnifying any Receiver or Attorney or in retaining consultants to evaluate matters of material concern to that Mortgagee and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates). This does not limit the generality of clause 20.2.

20.2     INDEMNITY

         On demand the Chargor shall indemnify each Mortgagee and each Receiver and Attorney against any loss, cost, charge, liability or expense that Mortgagee (or any officer or employee of that Mortgagee) or any Receiver or Attorney may sustain or incur as a direct or indirect consequence of:

         (a)      the occurrence of any Event of Default; or

         (b) any exercise or attempted exercise of any Power or any failure to exercise any Power.

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21.      CURRENCY INDEMNITY
--------------------------------------------------------------------------------

         The Chargor shall indemnify each Mortgagee against any deficiency which arises whenever, for any reason (including as a result of a judgment, order or Liquidation):

(a) that Mortgagee receives or recovers an amount in one currency (the PAYMENT CURRENCY) in respect of an amount denominated under a Transaction Document in another currency (the DUE CURRENCY); and

(b) the amount actually received or recovered by that Mortgagee in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

22.      STAMP DUTIES
--------------------------------------------------------------------------------

         (a) The Chargor shall pay (and reimburse each Mortgagee (other than any Noteholder)) all stamp, transaction, registration and similar Taxes (including fines and penalties) in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

         (b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Mortgagee (other than any Noteholder) by a bank or financial institution other than interest withholding tax.

         (c) The Chargor shall indemnify each Mortgagee against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Mortgagee to pay any Tax after having been put in funds to do so by the Chargor.

23.      INTEREST ON OVERDUE AMOUNTS
--------------------------------------------------------------------------------

23.1     ACCRUAL

         Interest accrues on each unpaid amount which is due and payable by the Chargor under or in respect of this deed or any Transaction Document (including interest payable under this clause):

         (a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

         (b) both before and after judgment (as a separate and independent obligation); and

         (c)      at the rate provided in clause 23.3,

         except where the Transaction Document provides otherwise.

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23.2     PAYMENT

         The Chargor shall pay interest accrued under this clause on demand by the Security Trustee and on each Payment Date. That interest is payable in the currency of the unpaid amount on which it accrues.

23.3     RATE

         The rate applicable under this clause is the sum of 2% per annum plus the higher of the following, each as determined by the Security
         Trustee:

         (a) the rate (if any) applicable to the amount immediately before the due date; and

         (b)      the sum of 2% and the Bank Bill Rate.

24.      CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC.
--------------------------------------------------------------------------------

         Without limiting clause 1.4, a certificate signed by an Authorised Signatory of the Security Trustee will be sufficient evidence against the Chargor and the Mortgagees, in the absence of manifest error or proof to the contrary:

         (a)      as to the amount of Secured Moneys stated in the certificate;

         (b)      that a person specified in that certificate is a Mortgagee;

         (c) that a document specified in that certificate is a Transaction Document; and

         (d) that the Security Trustee is of the opinion stated in the certificate.

25.      SURVIVAL OF REPRESENTATIONS
--------------------------------------------------------------------------------

         All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

26.      INDEMNITY AND REIMBURSEMENT OBLIGATIONS
--------------------------------------------------------------------------------

         Each indemnity, reimbursement and similar obligation in a Transaction
         Document:

         (a)      is a continuing obligation;

         (b)      is a separate and independent obligation;

         (c)      is payable on demand;

         (d)      survives termination or discharge of the Transaction Document;
                  and

         (e) is subject to the order of payment contained in the Series Notice and clause 16 of this deed and the restriction on remedies contained in clause 31.


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27.      CONTINUING SECURITY
--------------------------------------------------------------------------------

         Each of this deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this deed and each Collateral Security has been given to the Chargor.

28.      OTHER SECURITIES
--------------------------------------------------------------------------------

         No Power and nothing in this deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

         (a)      any other Security Interest; or

         (b)      any judgment, right or remedy against any person,

         which any Mortgagee or any person claiming through any Mortgagee may have at any time.

29.      DISCHARGE OF THE CHARGE
--------------------------------------------------------------------------------

29.1     RELEASE

         Upon the Trust Manager providing a certificate to the Security Trustee (upon which certificate the Security Trustee may rely conclusively and with a copy of that certificate to the Note Trustee) stating that:

         (a) all Secured Moneys (actually or contingently owing) have been paid in full; and

         (b) all the obligations of the Chargor under the Transaction Documents have been performed, observed and fulfilled,

         then the Security Trustee shall, subject to clause 29.2, at the request of the Trust Manager or the Chargor, and at the cost of the Trust Manager, release the Mortgaged Property from the Charge and this deed.

29.2     CONTINGENT LIABILITIES

         The Security Trustee shall be under no obligation to grant a release of the Charge or this deed in respect of the Trust unless at the time such release is sought the Security Trustee has no contingent or prospective liabilities in respect of the Trust or otherwise in connection with this deed whether or not there is any reasonable likelihood of such liabilities, becoming actual liabilities, including without limitation, in respect of any bills, notes drafts, cheques, guarantees, letters of credit or other notes or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Chargor for the Trust.

29.3     CHARGE REINSTATED

         If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Chargor shall, at the expense of the Trust promptly do, execute and deliver, and

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         cause any relevant person to do, execute and deliver, all such acts and notes as the Security Trustee may require to reinstate this Charge unless the Security Trustee agrees otherwise in writing.

30.      AMENDMENT
--------------------------------------------------------------------------------

30.1     APPROVAL OF TRUST MANAGER

         The Security Trustee and the Chargor may, following the giving of notice to each Designated Rating Agency, and with the written approval of the Trust Manager and the Note Trustee, by way of supplemental deed alter, add to or modify this deed (including this clause 30) so long as such alteration, addition or modification is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Security Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Authority;

         (c) in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

         (d) in the opinion of the Security Trustee and in accordance with this deed neither prejudicial nor likely to be prejudicial to the interest of the Mortgagees as a whole or any class of Mortgagees.

30.2     EXTRAORDINARY RESOLUTION OF VOTING MORTGAGEES

         Where in the opinion of the Security Trustee and in accordance with this deed, a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 30.1, is prejudicial or likely to be prejudicial to the interest of the Mortgagees as a whole or any class of Mortgagees, the Security Trustee and the Chargor may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting Mortgagees or that class of Mortgagees (as the case may be).

30.3     DISTRIBUTION OF AMENDMENTS

         The Trust Manager shall distribute to all Mortgagees, a copy of any amendments made pursuant to clause 30.1 or 30.2 as soon as reasonably practicable after the amendment has been made.


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31.      LIABILITY
--------------------------------------------------------------------------------

31.1     LIABILITY OF CHARGOR LIMITED TO ITS RIGHT OF INDEMNITY

         Clause 32.16 of the Master Trust Deed (as amended by the Series Notice) is incorporated into this deed as if set out in full, except that any reference to TRUST refers to the Trust.

31.2     UNRESTRICTED REMEDIES

         Nothing in clause 31.3 limits a Mortgagee in:

         (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)      obtaining declaratory relief; or

         (c)      relation to its rights under this deed.

31.3     RESTRICTED REMEDIES

         Except as provided in clauses 31.1 and 31.2, a Mortgagee shall not:

         (a) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Chargor;

         (b) (WINDING UP) apply for the winding up or dissolution of the Chargor;

         (c) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Chargor;

         (d) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Chargor;

         (e) (JUDGMENT) obtain a judgment for the payment of money or damages by the Chargor;

         (f) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Chargor; or

         (g) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Chargor,

         or take proceedings for any of the above and the Mortgagee waives its rights to make those applications and take those proceedings.

31.4     LIABILITY OF SECURITY TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

         Notwithstanding any other provision of this deed, the Security Trustee will have no liability under or in connection with this deed or any other Transaction Document (whether to the Mortgagees, the Chargor, the Trust Manager or any other person) or the Trust or in respect of the Notes other than to the extent to which the liability is able to be satisfied out of the property of the trust established under this deed out of which the Security Trustee is actually indemnified or is entitled to be reimbursed for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this deed, any other Transaction Document or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification out of the Assets of the Trust as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause 31.4 or any similar provision in any other Transaction Document limits or

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         adversely affects the powers of the Security Trustee, any receiver or attorney in respect of the Charge or the Mortgaged Property.

31.5     ADVICE FROM PROFESSIONAL ADVISERS

         Neither the Security Trustee nor the Chargor will be regarded as negligent or in breach of trust to the extent to which the Security Trustee or the Chargor (as the case may be) accepts and relies on an opinion, advice or letter from a professional adviser (legal, financial, audit or otherwise) which contains a dollar amount limitation on that professional adviser's liability.

32.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

         (a) No failure to exercise and no delay in exercising any Power operates as a waiver. No single or partial exercise of any Power precludes any other or further exercise of that Power or any other Power.

         (b) The Powers in this deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

33.      CONSENTS AND OPINION
--------------------------------------------------------------------------------

         Except where expressly stated any Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

34.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

         (a) Any provision of this deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

         (b)      Without limiting the generality of paragraph (a):

                  (i) the definition of Secured Moneys does not include any liability so long as and to the extent that the inclusion of that liability would avoid, invalidate or render ineffective clause 3 or 4 or the security constituted by this deed; and

                  (ii) the definition of the Mortgaged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective clause 3 or 4 or the security constituted by this deed.

                  The Chargor shall use its reasonable endeavours to satisfy any condition or obtain any Authorisation which relates to it as trustee of the Trust, but not in respect of the Trust generally which may be necessary to include that liability or asset validly under the Charge or this deed.

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35.      MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Chargor any obligation under this deed or any Collateral Security; or

         (b) delays, prevents or prejudicially affects the exercise by any Mortgagee, any Receiver or Attorney, of any Power,

         is excluded from this deed and any Collateral Security.

36.      ASSIGNMENTS
--------------------------------------------------------------------------------

         (a) Subject to the other Transaction Documents, a Mortgagee may assign its rights under this deed and each Collateral Security. If this deed or any Mortgagee's interest in it is assigned, the Secured Moneys will include all actual and contingent liability of the Chargor to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

         (b) The Chargor may only assign or transfer any of its rights or obligations under this deed or any Collateral Security in accordance with the Transaction Documents and if prior notice has been given to each Designated Rating Agency and such assignment or transfer has no Adverse Effect on the ratings of the Notes.

37.      NOTICES
--------------------------------------------------------------------------------

         (a) (METHOD OF DELIVERY) Subject to paragraph (d) any notice, request, certificate, approval, demand, consent or other communication to be given under this deed must:

                  (i) except in the case of communications by email, be in writing and signed by an Authorised Signatory of the party giving the same; and

                  (ii)     be:

                           (A)      left at the address of the addressee;

                           (B) sent by prepaid ordinary post to the address of the addressee;

                           (C) by facsimile to the facsimile number of the addressee; or

                           (D) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address and, where the Note Trustee is the addressee, with a copy by facsimile.

         (b) (ADDRESS FOR NOTICES) The address and facsimile number of a party is the address and facsimile number notified by that party to the other parties from time to time. However, the Security Trustee may give notice to a Mortgagee at the address or facsimile number notified to the Security Trustee by the Chargor or the Trust Manager as that Mortgagee's address or facsimile number for notice.

         (c) (DEEMED RECEIPT) A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

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                  (i)      where delivered in person, upon receipt;

                  (ii) where sent by post, on the third (seventh if outside Australia) day after posting;

                  (iii) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                  (iv)     where sent by email:

                           (A) where the Note Trustee is the addressee, on the date that the copy of the email sent by facsimile is received; and

                           (B) otherwise, on the date that the email is received.

                  However, if the time of deemed receipt of any notice is not before 4.00 pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

         (d) (EMAIL) A notice, request, certificate, approval, demand, consent or other communication to be given under this deed may only be given by email where the recipient has agreed that that communication, or communications of that type, may be given by email.

38.      RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE
--------------------------------------------------------------------------------

38.1     INSTRUCTIONS; EXTENT OF DISCRETION

         (a) The Security Trustee will have no duties or responsibilities except those expressly set out in this deed or any Collateral Security.

         (b) Subject to this deed, in the exercise of all its Powers the Security Trustee shall act in accordance with any Extraordinary Resolution of the Voting Mortgagees.

         (c) In the absence of an Extraordinary Resolution of the Voting Mortgagees, the Security Trustee need not act but may act (with prior written notice to the Noteholder Mortgagees (in the case of the US$ Noteholders such notice being given in accordance with the Note Trust Deed) and to each Currency Swap Provider) in the best interests of the Mortgagees.

         (d) Any action taken by the Security Trustee under this deed or any Collateral Security binds all the Mortgagees.

38.2     NO OBLIGATION TO INVESTIGATE AUTHORITY

         (a) The Chargor need not enquire whether any Extraordinary Resolution has been passed or as to the terms of any Extraordinary Resolution.

         (b) As between the Chargor on the one hand and the Security Trustee and the Mortgagees on the other, all action taken by the Security Trustee under this deed or any Collateral Security will be taken to be authorised.

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38.3     DELEGATION

         (a) The Security Trustee may employ agents and attorneys, and provided that the Security Trustee exercises reasonable care in selecting them and subject to paragraph (b), the Security Trustee will not be liable for the acts or omissions of any such agent or attorney. The Security Trustee may at the expense of the Chargor obtain such advice and information from lawyers, accountants, bankers and other consultants and experts as it considers desirable to allow it to be properly advised and informed in relation to its powers and obligations. Before obtaining such advice or information (unless the advice or information relates to the Trust Manager) before the occurrence of an Event of Default, the Security Trustee shall first inform the Trust Manager of the need for the advice or information and obtain the approval of the Trust Manager, which approval shall not be unreasonably withheld or delayed.

         (b) Notwithstanding paragraph (a), where the Security Trustee employs a Related Corporation as agent or attorney, the Security Trustee shall be liable for all acts or omissions of the agent or attorney done or omitted whilst acting in its capacity as such.

38.4     RELIANCE ON DOCUMENTS AND EXPERTS

         The Security Trustee may rely on:

         (a) any document (including any facsimile transmission, telegram or telex) it reasonably believes to be genuine and correct including any document given by the Chargor under clause 5.1(d) or by the Trust Manager under clause 5.4; and

         (b) advice and statements of lawyers, accountants, bankers and other consultants and experts, whether or not retained by it.

38.5     NOTICE OF TRANSFER

         The Security Trustee may treat each Mortgagee as the holder of the Mortgagee's rights under the Transaction Documents until the Security Trustee has received a substitution certificate or an instrument of transfer in a form approved by the Security Trustee.

38.6     NOTICE OF DEFAULT

         (a) The Security Trustee will be taken not to have knowledge of the occurrence of an Event of Default unless the Security Trustee has received notice from a Voting Mortgagee, a Currency Swap Provider, the Trust Manager or the Chargor stating that an Event of Default has occurred and describing it.

         (b) If the Security Trustee receives notice of, or becomes aware of, the occurrence of events or circumstances constituting an Event of Default and that those events or circumstances do constitute an Event of Default, the Security Trustee shall notify the Voting Mortgagees, subject to clause 38.11(b). For the purposes of this clause and the other provisions of this deed, the Security Trustee will only be considered to have notice of or to be aware of any thing if the Security Trustee has notice or awareness of that thing by virtue of the actual notice or awareness of the officers of the Security Trustee who have day to day responsibility for the administration of the security trust established by this deed.


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38.7     SECURITY TRUSTEE AS MORTGAGEE

         (a) The Security Trustee in its capacity as a Mortgagee has the same rights and powers under the Transaction Documents as any other Mortgagee. It may exercise them as if it were not acting as the Security Trustee.

         (b) The Security Trustee and its Associates may engage in any kind of business with the Chargor, Trust Manager and any Mortgagee or other person as if it were not the Security Trustee. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Mortgagees.

38.8     INDEMNITY TO SECURITY TRUSTEE

         (a) Subject to the order of payment contained in the Series Notice and clause 16 of this deed, the Chargor shall indemnify the Security Trustee (to the extent not reimbursed by the Chargor) against any loss, cost, liability, expense or damage the Security Trustee may sustain or incur directly or indirectly under or in relation to the Transaction Documents. This does not limit the Chargor's liability under any other provision.

         (b) The Chargor is not liable under this sub-clause for any of the above to the extent that they arise from the Security Trustee's fraud, negligence or wilful default.

38.9     INDEPENDENT INVESTIGATION

         Each Mortgagee confirms that it has made and will continue to make, independently and without reliance on the Security Trustee or any other Mortgagee (including the Trust Manager) and based on the Transaction Documents, agreements and information which it regards appropriate:

         (a)      its own investigations into the affairs of the Chargor; and

         (b) its own analyses and decisions whether to take or not take action under any Transaction Document.

38.10    NO MONITORING

         The Security Trustee is not required to keep itself informed as to the compliance by the Chargor or the Trust Manager with any Transaction Document or any other document or agreement or to inspect any property or book of the Chargor or the Trust Manager.

38.11    INFORMATION

         (a)      The Chargor authorises:

                  (i) the Security Trustee to provide any Voting Mortgagee (and each Currency Swap Provider where the relevant Currency Swap Provider is not a Voting Mortgagee); and

                  (ii)     the Note Trustee to provide any US$ Noteholder,

                  with any information concerning the affairs, financial condition or business of the Chargor which may come into the possession of the Security Trustee or the Note Trustee (as the case may be). The Security Trustee need not do so.


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         (b)      The Security Trustee is not obliged to disclose any
                  information relating to the Chargor if in the opinion of the Security Trustee (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

38.12    CONFLICTS

         (a) Subject to clause 2.2, in the event of any dispute, ambiguity or doubt as to the construction or enforceability of this deed or of any other document or the Security Trustee's powers or obligations under or in connection with this deed or the determination or calculation or any amount or thing for the purpose of this deed or the construction or validity of any direction from the Mortgagees, the Security Trustee may:

                  (i) obtain and rely on advice from any person referred to in clause 38.4(b); and/or

                  (ii) apply to a court or similar body for any direction or order the Security Trustee considers appropriate,

                  and provided the Security Trustee is using reasonable endeavours to resolve such ambiguity, dispute or doubt, the Security Trustee, in its absolute discretion, may refuse to act or refrain from acting in relation to matters affected by such dispute, ambiguity or doubt.

         (b) The Security Trustee has no responsibility for the form or contents of this deed or any other Transaction Document and will have no liability arising as a result of or in connection with any inadequacy, invalidity or unenforceability of any provision of this deed or the other Transaction Documents.

38.13    NO LIABILITY

         Without limitation the Security Trustee shall not be liable for:

         (a) any decline in the value or loss realised upon any sale or other dispositions made under this deed of any Mortgaged Property or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of any person in respect of the Chargor or the Secured Moneys or relating in any way to the Mortgaged Property;

         (b) any decline in value directly or indirectly arising from the Security Trustee acting or failing to act as a consequence of an opinion reached by it; and

         (c) any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Note Trustee.

39.      RETIREMENT AND REMOVAL OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

39.1     RETIREMENT

         Subject to any Transaction Document to which the Security Trustee is a party, and subject also to the appointment of a successor Security Trustee as provided in this clause, the Security Trustee may

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         retire at any time upon giving not less than three months' notice (or such shorter period as the parties may agree) in writing to the Chargor, the Trust Manager and each Designated Rating Agency without assigning any reason and without being responsible for any costs occasioned by such retirement.

39.2     REMOVAL

         Subject to any Transaction Document to which the Security Trustee is a party, the appointment of a successor Security Trustee as provided in this clause, and prior notice being given to each Designated Rating Agency, the Security Trustee may be removed:

         (a) by the Trust Manager if any of the following occurs in relation to the Security Trustee in its personal capacity:

                  (i) an Insolvency Event occurring in relation to the Security Trustee in its personal capacity;

                  (ii) the cessation by the Security Trustee of its business;

                  (iii) failure of the Security Trustee to remedy within fourteen days after written notice by the Trust Manager any material breach of duty on the part of the Security Trustee; or

                  (iv) if without the prior written consent of the Trust Manager there occurs:

                           (A) a change in 51% (or such other percentage the Trust Manager may in its absolute discretion determine shall constitute a change in the effective control of the Security Trustee) of the shareholding of the Security Trustee existing at the date of this deed (whether occurring at one time or through a series of succession of transfers or issues of shares);

                           (B) a change in the effective management of the Security Trustee as existing at the date of this deed such that the Security Trustee is no longer able to fulfil its duties and obligations in relation to the Mortgaged Property; or

                           (C) the establishment by any means of any trust under which any third party becomes a beneficial owner of any of the Security Trustee's rights under this deed; or

         (b)      at any time by an Extraordinary Resolution of the Voting
                  Mortgagees.

39.3     REPLACEMENT

         (a) Upon notice of resignation or removal the Trust Manager shall have the right to appoint a successor Security Trustee who has been previously approved by an Extraordinary Resolution of the Voting Mortgagees and who accepts the appointment.

         (b) If no successor Security Trustee is appointed within 30 days after notice, the retiring Security Trustee may on behalf of the Mortgagees appoint a successor Security Trustee (other than the Trust Manager or a Related Corporation of the Trust Manager) who accepts the appointment.

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         (c)      On its appointment the successor Security Trustee will have all the rights, powers and obligations of the retiring Security Trustee. The retiring Security Trustee will be discharged from its rights, powers and obligations.

         (d) The retiring Security Trustee shall execute and deliver all documents or agreements which are necessary or desirable in its opinion to transfer to the successor Security Trustee this deed and each Collateral Security or to effect the appointment of the successor Security Trustee.

         (e) After any retiring Security Trustee's resignation or removal, this deed will continue in effect in respect of anything done or omitted to be done by it while it was acting as Security Trustee.

40.      MEETINGS OF MORTGAGEES
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40.1     LIMITATION ON SECURITY TRUSTEE'S POWERS

         Except as provided for in this deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Voting Mortgagees is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of Voting Mortgagees.

40.2     CONVENING OF MEETINGS

         (a)      (GENERALLY)

                  (i) Subject to clause 40.17, the Security Trustee or the Trust Manager at any time may convene a meeting of the Voting Mortgagees.

                  (ii) Subject to clause 40.17, and subject to the Security Trustee being adequately indemnified out of the property held on trust under clause 2.1(b) against all costs and expenses occasioned as a result, the Security Trustee shall convene a meeting of the Voting Mortgagees if requested to do so:

                           (A)      by the Chargor; or

                           (B) by Voting Mortgagees being holders of not less than 30% of the then Secured Moneys.

         (b)      (TIME AND PLACE)

                  (i) Every meeting of Voting Mortgagees shall be held at such time and place as the Security Trustee approves provided (subject to sub-paragraph (ii) and clause 40.3(b)) that any such meeting shall not be held until the US$ Noteholders or the relevant Class of US$ Noteholders have, in accordance with the Note Trust Deed, determined how to vote or how to direct the Note Trustee to vote (as the case may be) in the meeting of Voting Mortgagees.

                  (ii) Upon receiving notice of a meeting of the Voting Mortgagees, the Note Trustee shall as soon as practicable notify the US$ Noteholders in accordance with the terms of the Note Trust Deed.

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                  (iii)    The proviso in sub-paragraph (i) shall not apply if
                           the US$ Noteholders or the relevant Class of US$ Noteholders' determination under sub-paragraph (i) is not made in accordance with, and within the time specified in, the Note Trust Deed.

         (c) (CLASS OF MORTGAGEES) The provisions of this clause 40 regarding a meeting of the Voting Mortgagees shall apply, mutatis mutandis, to a meeting of any class of Voting Mortgagees.

40.3     NOTICE OF MEETINGS

         (a) (PERIOD OF NOTICE) Subject to clause 40.3(b), at least 7 days' notice of a meeting of Voting Mortgagees (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the Voting Mortgagees, the Beneficiaries and each Designated Rating Agency.

         (b) (SHORT NOTICE) Notwithstanding that a meeting of Voting Mortgagees is convened upon shorter notice than as specified in clause 40.3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this clause 40, it shall be deemed to be duly convened if it is so agreed by the Voting Mortgagees representing a quorum (which quorum must include the Note Trustee or the US$ Noteholders, as the case may be).

         (c) (COPIES) A copy of the notice shall in all cases be given by the party to this deed convening the meeting to the other parties to this deed.

         (d) (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

         (e) (CONTENTS OF A NOTICE) Notice of a meeting of Voting Mortgagees shall specify, unless in any particular case the Security Trustee otherwise agrees:

                  (i)      the day, time and place of the proposed meeting; and

                  (ii)     the nature of the resolutions to be proposed.

         (f) (FAILURE TO GIVE NOTICE) The accidental omission to give notice to or (where such notice was in fact sent) the non-receipt of notice by any person entitled to receive it shall not invalidate the proceedings at any meeting.

40.4     CHAIRMAN

         A person (who need not be a Voting Mortgagee and who may be a Representative of the Security Trustee) nominated in writing by the Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of that meeting the Voting Mortgagees present shall choose one of their number to be chairman.

40.5     QUORUM

         At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in aggregate not less than 51% of the then Secured Moneys shall form a quorum for the transaction of business (other than passing an Extraordinary Resolution in which case the quorum shall be any two or more persons present in person holding, or being Representatives holding or representing, in aggregate not less than 67.5% of the then Secured

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         Moneys) and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

40.6     ADJOURNMENT

         (a) (QUORUM NOT PRESENT) If within 15 minutes from the time appointed for any such meeting a quorum is not present the meeting shall, if convened on the requisition of the Voting Mortgagees be dissolved. In any other case it shall stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At the adjourned meeting two or more persons present in person holding, or being Representatives holding or representing in aggregate not less than 15% of the then Secured Moneys shall (except for the purpose of passing an Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at that meeting. The quorum at any such adjourned meeting for passing a Extraordinary Resolution shall be any two or more persons present in person holding, or being Representatives holding or representing, in aggregate not less than 20% of the then Secured Moneys.

         (b) (ADJOURNMENT OF MEETING) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (c) (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

40.7     VOTING PROCEDURE

         (a) (SHOW OF HANDS) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting Mortgagee or as a Representative.

         (b) (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Chargor, the Trust Manager, the Note Trustee or the Security Trustee or by one or more persons holding, or being a Representative or Representatives holding or representing, in aggregate not less than 15% of the then Secured Moneys, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

         (c) (POLL) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman

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                  directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

         (d) (NO ADJOURNMENT) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

         (e)      (VOTES) Subject to clause 40.7(a), at any meeting:

                  (i) on a show of hands, every person holding, or being a Representative holding or representing other persons who hold, Secured Moneys shall have one vote except that the Note Trustee shall represent each US$ Noteholder who has directed the Note Trustee to vote on its behalf under the Note Trust Deed; and

                  (ii) on a poll, every person who is present shall have one vote for each US$10,000 or, in the case of the Class A1 Noteholders and the Class B2 Noteholders, the A$ Equivalent of US$10,000 (but not part thereof) of the Secured Moneys that he holds or in respect of which he is a Representative. Any person entitled to more than one vote need not use or cast all of the votes to which he is entitled in the same way.

         (f) (EVIDENCE) A certificate from the Note Trustee to the Security Trustee that the Note Trustee is entitled to vote on behalf of a US$ Noteholder will be satisfactory evidence to the Security Trustee that the Note Trustee is so entitled to vote.

         For the purpose of determining the amount of Secured Moneys at any time, the Security Trustee may rely on the Accounts of the Chargor and any information provided by the Auditor of the Chargor. Clause 24 will apply to any determination of Secured Moneys for the definition of VOTING Mortgagee and this clause 40.

40.8     RIGHT TO ATTEND AND SPEAK

         The Chargor, the Trust Manager, the Security Trustee and each Beneficiary (through their respective Representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of Voting Mortgagees (and, to the extent that they are also a Voting Mortgagee, to vote at that meeting). No person shall otherwise be entitled to attend or vote at any meeting of the Voting Mortgagees or to join with others in requesting the convening of such a meeting unless he is a Voting Mortgagee or a Representative.

40.9     APPOINTMENT OF PROXIES

         (a) (REQUIREMENTS) Each appointment of a proxy shall be in writing and shall be deposited at the registered office of the Security Trustee or in such other place as the Security Trustee shall designate or approve, together with proof satisfactory to the Security Trustee of its due execution (if so required by the Security Trustee), not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote, and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before that meeting or adjourned

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                  meeting proceeds to business. A notarially certified copy
                  proof of due execution as specified above (if applicable) shall, if required by the Security Trustee, be produced by the proxy at the meeting or adjourned meeting, but the Security Trustee shall not thereby be obliged to investigate or be concerned with the validity or the authority of the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Mortgagee.

         (b) (PROXY REMAINS VALID) Any vote given in accordance with the terms of an appointment of proxy set out in clause 40.9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Mortgagee's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office, or by the chairman of the meeting, in each case within the 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

40.10    CORPORATE REPRESENTATIVES

         A person authorised pursuant to section 250D of the Corporations Act by a Voting Mortgagee being a body corporate to act for that Voting Mortgagee at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Mortgagee and shall be entitled to produce evidence of his authority (together with, if required by the Security Trustee, evidence satisfactory to the Security Trustee of the due execution of the authority) to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

40.11    RIGHTS OF REPRESENTATIVES

         A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specifically directed to vote for or against any proposal) have power generally to act at a meeting for the Voting Mortgagee concerned. The Security Trustee and any officer of the Security Trustee may be appointed a Representative.

40.12    EXTRAORDINARY RESOLUTIONS

         (a) (POWERS) A meeting of Voting Mortgagees shall, without prejudice to any rights or powers conferred on other persons by this deed, have power exercisable by Extraordinary
                  Resolution:

                  (i) to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default or the Charge or this deed becoming enforceable;

                  (ii) to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of this deed;

                  (iii) to sanction any proposal by the Trust Manager, the Chargor or the Security Trustee for any modification, abrogation, variation or compromise of, or

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                           arrangement in respect of, the rights of the
                           Mortgagees against the Chargor or the Trust Manager whether such rights shall arise under this deed, the Transaction Documents or otherwise;

                  (iv) to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, bonds or other obligations or securities of the Chargor or any body corporate formed or to be formed;

                  (v) to assent to any modification of the provisions contained in this deed which may be proposed by the Chargor, the Trust Manager, the Note Trustee or the Security Trustee;

                  (vi) to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Mortgagees;

                  (vii) to appoint any persons (whether Voting Mortgagees or not) as a committee or committees to represent the interests of the Voting Mortgagees and to confer on such committee or committees any powers or discretions which the Voting Mortgagees could themselves exercise by Extraordinary Resolution;

                  (viii) to approve a person proposed to be appointed as a new Security Trustee for the time being;

                  (ix) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under this deed;

                  (x) to do any other thing which under this deed is required to be given by an Extraordinary Resolution of the Mortgagees;

                  (xi) to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; or

                  (xii) to determine whether the Security Trustee should or should not perform an act and any such Extraordinary Resolution will (where relevant and in accordance with clause 40.17) override any determination by the Note Trustee.

         (b) (NO POWER) A meeting of Voting Mortgagees shall not have power in relation to any Mortgagee to:

                  (i) release any obligation to pay any of the Secured Moneys to that Mortgagee;

                  (ii) alter any date upon which any of the Secured Moneys is payable;

                  (iii) alter the amount of any payment of any part of the Secured Moneys; or

                  (iv)     alter clause 16.1 in relation to that Mortgagee,

                  without the consent of that Mortgagee.

40.13    EXTRAORDINARY RESOLUTION BINDING ON MORTGAGEES

         Subject to clause 40.12(b), an Extraordinary Resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with this clause 40 shall be binding upon all

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         Mortgagees whether or not present at such meeting and each of the
         Mortgagees and the Chargor, the Trust Manager and the Security Trustee shall be bound to give effect to it accordingly.

40.14    MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every meeting of the Voting Mortgagees under this clause 40 shall be made and duly entered in the books to be from time to time provided for that purpose by the Security Trustee and any such minutes purporting to be signed by the chairman of the meeting at which those resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Voting Mortgagees shall be conclusive evidence of the matters contained in those minutes and until the contrary is proved, provided every meeting in respect of the proceedings of which minutes have been made and signed as provided in this clause 40.14 shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted in that meeting to have been duly passed and transacted.

40.15    WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of this clause 40, a resolution of all the Voting Mortgagees (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of all the Voting Mortgagees, been signed by all the Voting Mortgagees; and

         (b) any such instrument shall be effective upon presentation to the Security Trustee for entry in the records referred to in clause 40.14.

40.16    FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this deed, the Security Trustee may without the consent of the Mortgagees prescribe such further regulations regarding the holding of meetings of the Voting Mortgagees and attendance and voting at those meetings as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Security Trustee thinks reasonable:

         (a) (PERSONS ARE VOTING MORTGAGEES) so as to satisfy itself that persons are in fact Voting Mortgagees who purport to requisition a meeting or who purport to make any requisition to the Security Trustee in accordance with this deed;

         (b) (ENTITLEMENT TO VOTE) so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Mortgagees are entitled to do so in accordance with this clause 40 and this deed; and

         (c) (FORMS OF REPRESENTATIVE) as to the form of appointment of a Representative.

40.17    NOTEHOLDER MORTGAGEES' RIGHTS

         (a) Despite any other provision of this deed, at any time while an Event of Default subsists:

                  (i) if the Class A Mortgagees are not the only Voting Mortgagee; and

                  (ii) if the Class A Mortgagees direct the Security Trustee to enforce the Charge,

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                  the Security Trustee shall enforce the Charge under clause 8.2 as if directed to do so by an Extraordinary Resolution of Voting Mortgagees and paragraph (a) shall apply as if the Class A Mortgagees were the only Voting Mortgagee.

         (b) Except if the Noteholder Mortgagees are the only Voting Mortgagees, where the consent of the Noteholder Mortgagees is required under clause 1.2(b), 4.3, 4.4(a)(ii), 5.2, 8.1(b),
                  8.1(h), 8.2 or 9.7(c) in relation to a discretion or act of the Security Trustee (an Act):

                  (i)      the Noteholder Mortgagees must:

                           (A)      not unreasonably withhold that consent; and

                           (B) respond promptly (and in any event within 5 Business Days of a relevant resolution being passed by the Class A Noteholders) to the Security Trustee indicating whether the consent is granted or not (and if it does not reply within that time its consent shall be taken to have been given); and

                  (ii) subject to paragraph (c), if an Extraordinary Resolution of Voting Mortgagees determines that the Act should or should not occur, the Extraordinary Resolution will override any determination by the Noteholder Mortgagees in relation to any such clause.

         (c) Except where in so doing the Security Trustee engages in any fraud, negligence or wilful default, the Security Trustee shall not be liable to any Mortgagee for acting, or not acting, on the directions of the Noteholder Mortgagees, even if the Security Trustee is actually aware that the Noteholder Mortgagees have unreasonably withheld their consent in breach of sub-paragraph (b)(i)(A).

41.      AUTHORISED SIGNATORIES
--------------------------------------------------------------------------------

         The Chargor irrevocably authorises each Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Signatories. The Chargor warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

42.      GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This deed is governed by the laws of New South Wales. The Chargor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

43.      COUNTERPARTS
--------------------------------------------------------------------------------

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

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44.      SET-OFF
--------------------------------------------------------------------------------

         No Mortgagee may apply any credit balance in any currency (whether or not matured) in any account comprised in the Mortgaged Property towards satisfaction of any sum then due and payable to that Mortgagee under or in relation to any Transaction Document.

45.      ACKNOWLEDGEMENT BY CHARGOR
--------------------------------------------------------------------------------

         The Chargor confirms that:

         (a) it has not entered into any Transaction Document in reliance on, or as a result of, any conduct of any kind of or on behalf of any Mortgagee or any Related Corporation of any Mortgagee (including any advice, warranty, representation or undertaking); and

         (b) no Mortgagee nor any Related Corporation of any Mortgagee is obliged to do anything (including disclose anything or give advice),

         except as expressly set out in the Transaction Documents or in writing duly signed by or on behalf of the Mortgagee or Related Corporation.

46.      INFORMATION MEMORANDUM
--------------------------------------------------------------------------------

         The Security Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Chargor or Trust Manager, including in connection with the issue of Notes. Neither the Chargor nor the Trust Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Security Trustee without the prior written consent of the Security Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Security Trustee is not required to take into account the interests of the other Mortgagees.

47.      SECURITY TRUSTEE'S LIMITED LIABILITY
--------------------------------------------------------------------------------

         Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Security Trustee, it is expressly declared as follows.

47.1     RELIANCE ON CERTIFICATES

         The Security Trustee shall not incur any liability in respect of any action taken or thing suffered by it in reliance on any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document (including any of the above submitted or provided by the Trust Manager, a Mortgagee, the Note Trustee, the Approved Seller or a Servicer) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

         In preparing any notice, certificate, advice or proposal the Security Trustee shall be entitled to assume that each person under any Authorised Investment, Support Facility, Loan, Loan Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement

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         incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

47.2     SECURITY TRUSTEE MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE

         (a)      (RELIANCE ON DOCUMENTS) Subject to sub-clause (b):

                  (i) (SECURITY TRUSTEE MAY ASSUME AUTHENTICITY) the Security Trustee shall be entitled to assume the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Security Trustee (other than a document executed or purporting to be executed by or on behalf of the Note Trustee, a Servicer, the Approved Seller or the Trust Manager, as to which clause 47.3 shall apply);

                  (ii) (SECURITY TRUSTEE NOT LIABLE FOR LOSS ON FORGERIES) the Security Trustee shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed.

         (b) (LIMITATIONS ON ASSUMPTIONS WHERE ACTUAL KNOWLEDGE) The Security Trustee shall not be entitled to the benefit of paragraph (a) in relation to an application, request or other instrument or document if it was actually aware that the signature was not genuine.

47.3 SECURITY TRUSTEE'S RELIANCE ON TRUST MANAGER, APPROVED SELLER, NOTE TRUSTEE OR SERVICER

         (a) (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trust Manager, the Approved Seller, the Note Trustee or a Servicer to the Security Trustee, the Security Trustee may accept as sufficient evidence as to the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trust Manager, the Approved Seller, the Note Trustee or the Servicer (as the case may be) or by any Authorised Signatory of the Trust Manager, the Approved Seller, the Note Trustee or the Servicer (as the case may be).

         (b) (SECURITY TRUSTEE NOT LIABLE FOR LOSS) The Security Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager, the Approved Seller, the Note Trustee or a Servicer or any officer, employee, agent or delegate of the Trust Manager, the Approved Seller, the Note Trustee or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Security Trustee responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Security Trustee in any step taken by it.

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47.4     COMPLIANCE WITH LAWS

         The Security Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by law or of any decree, order or judgment of any competent court or other tribunal, the Security Trustee shall be hindered, prevented or forbidden from doing or performing.

47.5     TAXES

         The Security Trustee shall not be liable to account to any person for any payments made in good faith to any duly empowered Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges on the Trust or on any Notes or with respect to any transaction under or arising from this deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

47.6     RELIANCE ON EXPERTS

         The Security Trustee may act on the opinion or statement or certificate or advice of or information obtained from the Note Trustee or a Servicer, barristers or solicitors (whether instructed by the Security Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Security Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information.

47.7     OVERSIGHTS OF OTHERS

         Subject to this deed, the Security Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any person or agent appointed by the Security Trustee and on whom the Security Trustee is entitled to rely under this deed (other than a Related Corporation), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or advisor to the Security Trustee.

47.8     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise provided in this deed and in the absence of fraud, negligence or wilful default, the Security Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

47.9     IMPOSSIBILITY OR IMPRACTICABILITY

         If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this deed or any other Transaction Document the Security Trustee shall not be under any liability and, except to the extent of their own fraud, negligence or wilful default, nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

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47.10    NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

         In the absence of fraud, negligence or wilful default on its part or on the part of any of its officers, employees, agents or delegates for whom it is liable under this deed, the Security Trustee shall not be liable personally in the event of failure to pay moneys on the due date for payment to any Noteholder, any Beneficiary, the Trust Manager, the Chargor or any other person or for any loss howsoever caused in respect of the Trust or to any Noteholder, any Beneficiary, the Trust Manager, the Chargor or other person.

47.11    LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) The Security Trustee shall be indemnified out of the Trust for all legal costs and disbursements and all other costs, disbursements, outgoings and expenses incurred by the Security Trustee in connection with:

                  (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

                  (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of;

                  this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Security Trustee of the rights referred to in sub-paragraph (i) or the court proceedings referred to in paragraph (ii) (other than in each case the defence of any action, suit, proceeding or dispute brought against the Security Trustee), and the basis of incurring any of those costs, disbursements, outgoings and expenses by the Security Trustee:

                  (iii) has been approved in advance by an Extraordinary Resolution of the Voting Mortgagees; or

                  (iv) the Security Trustee reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary to protect the Security Trustee against potential personal liability.

         (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.) The Security Trustee shall be entitled to claim in respect of the above indemnity from the Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to the Trust the amount previously paid by the Trust to it in respect of that indemnity.

47.12    NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

         In the absence of fraud, negligence or wilful default on the Security Trustee's part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Security Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any

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         Mortgagee or any other person or for any loss howsoever caused in respect of any of the Trust or to any Mortgagee or other person.

47.13    FURTHER LIMITATIONS ON SECURITY TRUSTEE'S LIABILITY

         Subject to clause 47.3, the Security Trustee shall not be liable:

         (a) (FOR LOSS ON ITS DISCRETION) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Security Trustee, or any of its officers or employees, or any agent, delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, constitutes fraud, negligence or wilful default;

         (b) (FOR LOSS ON DIRECTION) for any losses, costs, damages or expenses caused by its acting (in circumstances where this deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

                  (i) any Mortgagee under this deed, any other Transaction Document or any other document;

                  (ii) by any person under a Support Facility, Loan or Loan Security; or

                  (iii)    an Obligor,

                  except to the extent that it is caused by the fraud, negligence or wilful default of the Security Trustee, or any of its officers or employees, or an agent or delegate employed by the Security Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

         (c) (FOR CERTAIN DEFAULTS) for any Trust Manager's Default or Servicer Transfer Event;

         (d) (FAILURE BY PAYING AGENT) without limiting the Security Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;

         (e) (FAILURE BY NOTE TRUSTEE) without limiting the Security Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Note Trustee in relation to its obligations under the Transaction Documents;

         (f) (FAILURE BY CALCULATION AGENT) without limiting the Security Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the Transaction Documents;

         (g) (FAILURE BY SERVICER) without limiting the Security Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Servicer in relation to its obligations under the Transactions Documents;

         (h) (FOR FAILURE TO CARRY OUT AN AGREEMENT) for the failure of a person to carry out an agreement with the Security Trustee in connection with the Trust;


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         (i)      (FOR FAILURE TO CHECK CALCULATIONS, ETC) for any losses,
                  costs, liabilities or expenses caused by the Security Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Trust Manager, Note Trustee or the Servicer,

         except, in the case of paragraphs (c) to (i) (inclusive), to the extent that it is caused by the fraud, negligence or wilful default of the Security Trustee.

         Nothing in this clause 47.13 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Security Trustee to supervise the Trust Manager or the Note Trustee in the performance of the Trust Manager's or the Note Trustee's functions and duties, and the exercise by the Trust Manager or the Note Trustee of its discretions.

47.14    CONFLICTS

         (a) (NO CONFLICT) Nothing in this deed shall prevent the Security Trustee, the Chargor, any Note Manager, the Trust Manager, the Note Trustee or any Related Corporation or Associate of any of them or their directors or other officers (each a RELEVANT PERSON) from:

                  (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

                  (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for the Trust; or

                  (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent.

         (b) (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Mortgagee or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

         (c) (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions or arrangements with the Chargor or any other party to any of the Transaction Documents in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Mortgagee or any other person for any profits arising from any such contracts, transactions or offices.

47.15    INFORMATION

         Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Security Trustee under this deed or any other Transaction Document, the Security Trustee shall not have any duty or responsibility to provide any person (including any Mortgagee) with any credit or other information concerning the affairs, financial condition or business of the Trust.

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47.16    INVESTIGATION BY SECURITY TRUSTEE

         Each Mortgagee acknowledges that:

         (a) the Security Trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's Default or Servicer Transfer Event has occurred in relation to the Trust other than where it has actual notice;

         (b) the Security Trustee is required to provide the notices referred to in this deed in respect of a determination of Adverse Effect only if it is actually aware of the facts giving rise to the Adverse Effect; and

         (c) in making any such determination, the Security Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.


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CHARGOR


SIGNED SEALED AND DELIVERED for PERPETUAL
TRUSTEES VICTORIA LIMITED by its attorney in the presence of:


-------------------------------------  ----------------------------------------
Witness Signature                       Attorney Signature


-------------------------------------  ----------------------------------------
Print Name                             Print Name



SECURITY TRUSTEE


SIGNED SEALED AND DELIVERED for PERPETUAL
TRUSTEE COMPANY LIMITED by its attorney in the presence of:


-------------------------------------  ----------------------------------------
Witness Signature                      Attorney Signature


-------------------------------------  ----------------------------------------
Print Name                             Print Name


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TRUST MANAGER


SIGNED SEALED AND DELIVERED for INTERSTAR
SECURITISATION MANAGEMENT PTY LIMITED by its attorney in the presence of:


-------------------------------------  ----------------------------------------
Witness Signature                      Attorney Signature


-------------------------------------  ----------------------------------------
Print Name                             Print Name



NOTE TRUSTEE


EXECUTED AS A DEED by THE BANK OF NEW YORK in the presence of:


-------------------------------------  ----------------------------------------
Witness Signature                      Signature


-------------------------------------  ----------------------------------------
Print Name                             Print Name

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